SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-10765
File No. 811-00249

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.			/ /

Post-Effective Amendment No.		124	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

Amendment No.	124

DELAWARE GROUP EQUITY FUNDS I
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Public Offering:	February 27, 2009

It is proposed that this filing will become effective:

/X/	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 124 to Registration File No. 002-10765 includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A - Prospectuses

4.	Part B - Statement of Additional Information

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

Prospectus

Value equity

Delaware Balanced Fund
(Class A, Class B, Class C, Class R)

February 27, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Balanced Fund	1

How we manage the Fund	page 6
Our investment strategies	6
The securities in which the Fund typically invests	7
The risks of investing in the Fund	12
Disclosure of portfolio holdings information	15

Who manages the Fund	page 16
Investment manager	16
Portfolio managers	16
Manager of managers structure	20
Who’s who?	20

About your account	page 22
Investing in the Fund	22
Choosing a share class	22
Dealer compensation	27
Payments to intermediaries	28
How to reduce your sales charge	30
Waivers of contingent deferred sales charges	34
How to buy shares	38
Fair valuation	39
Retirement plans	40
Document delivery	40
How to redeem shares	40
Account minimums	41
Special services	42
Frequent trading of Fund shares	43
Dividends, distributions, and taxes	46
Certain management considerations	48

Financial highlights	page 50

Additional information	page 61

Profile

Delaware Balanced Fund

On November 19, 2008, the Board of Trustees responsible for Delaware Balanced Fund approved a proposal to reorganize Delaware Balanced Fund with and into Delaware Moderate Allocation Portfolio, a series of Delaware Group Foundation Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Moderate Allocation Portfolio also approved the reorganization. A proxy statement/prospectus was sent to Delaware Balanced Fund shareholders requesting that shareholders vote on the proposed reorganization at a special meeting of shareholders to be held on March 12, 2009. If approved, the reorganization is expected to take place in April 2009.

Effective as of the close of business on December 8, 2008, Delaware Balanced Fund was closed to new investors. Delaware Balanced Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

What is the Fund’s investment objective?

Delaware Balanced Fund seeks a balance of capital appreciation, income, and preservation of capital. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund’s main investment strategies?
 Under normal circumstances, the Fund will generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities. The Fund’s investment manager, Delaware Management Company (Manager or we), invests in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking stocks and bonds combined in a single investment

  Investors seeking modest quarterly income

  Investors seeking a measure of capital preservation
Who should not invest in the Fund Investors with short-term financial goals Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term
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Profile

Delaware Balanced Fund

This Fund will be affected primarily by declines in stock and bond prices which can be caused by a decline in the stock or bond market, an adverse change in interest rates, or poor performance in specific industries or companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 12.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has the Delaware Balanced Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years. The table shows the average annual returns of the Class A, B, C, and R shares for 1-year, 5-year, and 10-year or lifetime periods, as applicable. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during the applicable periods. The returns would be lower without the expense caps. Please see the footnotes on pages 4 and 5 for additional information about the expense caps.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.80% for the quarter ended December 31, 2001 and its lowest quarterly return was (16.52%) for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

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Average annual returns for periods ended December 31, 2008

					10 years or
	1 year		5 years		lifetime**
Class A return before taxes	(27.85%	)	(1.75%	)	(2.77%	)
Class A return after taxes on distributions	(28.69%	)	(2.41%	)	(3.68%	)
Class A return after taxes on distributions
and sale of Fund shares	(18.06%	)	(1.71%	)	(2.64%	)
Class B return before taxes*	(27.05%	)	(1.77%	)	(2.81%	)
Class C return before taxes*	(24.86%	)	(1.37%	)	(2.96%	)
Class R return before taxes	(23.66%	)	(0.89%	)	0.68%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	(37.00%	)	(2.19%	)	(1.38%	)
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)	5.24%		4.65%		5.63%

The Fund’s returns above are compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. The Barclays Capital U.S. Aggregate Index, sometimes also referred to as the Barclays Capital Aggregate Bond Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market. It is important to note that, unlike the Fund, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Neither Index is a perfect comparison to the Fund since the S&P 500 Index does not include fixed income securities and the Barclays Capital U.S. Aggregate Index does not include stocks. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*Total returns assume redemption of shares at the end of the period. 10-year returns for Class B shares reflect conversion to Class A shares after approximately eight years. If shares were not redeemed, the returns for Class B would be (24.09%), (1.36%), and (2.81%) for the 1-, 5-, and 10-year periods, respectively; and the returns for Class C would be (24.12%), (1.37%), and (2.96%) for the 1-, 5-, and 10-year periods, respectively.

**Lifetime returns are shown if the class existed for less than 10 years. The Indices’ returns are shown for 10 years because the Fund’s Class A, Class B, and Class C shares commenced operations more than 10 years ago. The inception date for the Fund’s Class R shares was June 2, 2003. The S&P 500 Index return for the Class R lifetime period is 0.55%. The Barclays Capital U.S. Aggregate Index return for the Class R lifetime period is 4.25%. The Indices report returns on a monthly basis as of the last day of the month. As a result, the Indices’ returns for Class R lifetimes reflect the return from June 30, 2003 through December 31, 2008.

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Profile

Fees and expenses

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

Class	A		B		C		R
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	5.75%		none		none		none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none	[1]	4.00%	[2]	1.00%	[3]	none
Maximum sales charge (load) imposed
on reinvested dividends	none		none		none		none
Redemption fees	none		none		none		none
Exchange fees[4]	none		none		none		none

Annual fund operating expenses are deducted from the Fund’s assets.

Class	A		B	C	R
Management fees	0.65%	[5]	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	[6,7]	1.00%	1.00%	0.60%	[7]
Other expenses	0.36%		0.36%	0.36%	0.36%
Total annual fund operating expenses	1.26%		2.01%	2.01%	1.61%
Fee waivers and payment	(0.03%	)	none	none	(0.10%	)
Net expenses	1.23%		2.01%	2.01%	1.51%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV); however, if such a purchase were made through a financial advisor who was paid a commission, a contingent deferred sales charge would apply to certain redemptions made within two years of purchase (Limited CDSC). Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund with a front-end sales charge.

5 The Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.01% of the Fund’s average daily net assets from March 1, 2009 until such time as the waiver is discontinued. These expense waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund.

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6 The Fund’s Board of Trustees (Board) adopted a formula for calculating 12b-1 plan expenses for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing the shares that were acquired before June 1, 1992 and 0.30% of the average daily net assets representing the shares that were acquired on or after June 1, 1992. All Class A shareholders will bear the 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

7 The Fund’s distributor, Delaware Distributors, L.P. (“Distributor”), has contracted to limit the Class A and Class R shares’ 12b-1 fees from March 1, 2009 through February 28, 2010 to no more than 0.25% and 0.50%, respectively, of average daily net assets. With respect to Class A shares, this contractual waiver is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. For Class A and Class R Shares, this example reflects the net operating expenses with contractual expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10. For Class B and Class C shares, this example assumes that the Fund’s total operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	(if redeemed)			(if redeemed)
Class	A	B1	B1	C	C	R
1 year	$693	$204	$604	$204	$304	$154
3 years	$949	$630	$905	$630	$630	$498
5 years	$1,224	$1,083	$1,308	$1,083	$1,083	$867
10 years	$2,008	$2,144	$2,144	$2,338	$2,338	$1,903

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

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How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment goals.

We seek capital appreciation by generally investing at least 25% of the Fund’s net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

  a security price that reflect a market valuation that is judged to be below the estimated present or future value of the company;

  favorable earnings prospects and dividend yield potential;

  the financial condition of the issuer; and

  various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund’s net assets in various types of fixed income securities, including U.S. government and government-agency securities, corporate bonds and high yield securities. Each bond in the portfolio will typically have a maturity between 1 and 30 years, and the average maturity of the portfolio will typically be between 1 and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund’s investment objective is non-fundamental. This means that the Board of Trustees may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

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The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	How the Fund uses them: Under normal circumstances, we generally invest at least 25% of the Fund’s net assets in common stocks.

Convertible securities

Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: We may invest in convertible securities. We will not invest more than 10% of the Fund’s net assets in convertible securities that are rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or in securities that are unrated but deemed equivalent to noninvestment grade.

Mortgage-backed securities

Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

How the Fund uses them: We may invest without limitation in government-related mortgage-backed securities or on fully collateralized privately issued mortgage-backed securities.

We may invest up to 20% of the Fund’s net assets in mortgage-backed securities issued by private companies, regardless of whether the securities are 100% collateralized. However, these securities must be rated at the time of purchase in one of the four highest categories by an NRSRO. The privately issued securities we invest in are either CMOs or REMICs (see below).

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How we manage the Fund

Collateralized mortgage obligations (CMOs) and Real estate mortgage investment conduits (REMICs)

Privately issued mortgage-backed bonds whose underlying assets are mortgages that are separated into pools according to their maturity.	How the Fund uses them: See mortgage-backed securities, above.

Asset-backed securities

Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	How the Fund uses them: We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.

Corporate bonds

Debt obligations issued by a corporation. How the Fund uses them: We focus on bonds rated in one of the four highest categories by	an NRSRO (or if unrated, deemed equivalent), with maturities between 1 and 30 years.

High yield corporate bonds

Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: We may invest up to 20% of the Fund’s net fixed income assets in high yield corporate bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual issuer’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: We may use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We may not have more than 15% of the Fund’s net assets in repurchase agreements with

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maturities of over seven days. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the investment manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored corporations.

American depositary receipts (ADRs)

ADRs are receipts issued by a depositary (usually a U.S. bank) and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares.

ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. How the Fund uses them: We may invest without limitation in ADRs.

Options and futures

An option represents a right to buy or sell a security or group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to exercise it; the seller of an option must go through with the transaction if the purchaser exercises the option.

Writing a call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future). The writer of the call option receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, the writer would lose out on those gains. A written call option is “covered” if the seller owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivatives.

How the Fund uses them: At times when we anticipate adverse conditions, we may want to protect unrealized gains on securities without actually selling them. We might buy or sell options or futures to neutralize the effect of any price declines without buying or selling a security, or as a hedge against changes in interest rates. We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment or to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

9

How we manage the Fund

Restricted securities

Privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a party receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. In an index swap, a party receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. In a credit default swap, a party may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

How the Fund uses them: We may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may enter into either side of a swap, index swap, or credit default swap agreement.

Illiquid securities

Securities that do not have a ready market, and cannot be easily sold within seven days, at approximately the price at which a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: We may invest up to 15% of the Fund’s net assets in illiquid securities.

Bank loan

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each

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loan. The Manager considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to affect diversification or to earn additional income. The Fund will not use bank loans for reasons inconsistent with its investment objective.

The Fund may also invest in other securities, including real estate investment trusts (REITs), rights and warrants to purchase common stock, U.S. Treasury securities, and foreign securities.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for use in their securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. It will be required to pay interest to the lending bank on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

For temporary defensive purposes, the Fund may hold a substantial part of its assets in cash or cash equivalents or other high-quality, short-term instruments. To the extent that we hold such instruments, the Fund may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover rate may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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How we manage the Fund

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall market movements. Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.

We diversify the Fund’s assets among two major categories of investments — stocks and bonds — which tend to increase and decline in value in different economic or investment conditions.

In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.

Security risk

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

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Industry risk

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Interest rate risk

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: We do not try to increase return by predicting and aggressively capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Barclays Capital U.S. Aggregate Index.

Each business day, we will calculate the amount the Fund must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.

Credit risk

Credit risk is the risk that a bond’s issuer will be unable to make timely payments of interest and principal.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment-grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

How the Fund strives to manage it: Our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk. We will limit the Fund’s investments in high yield bonds to 20% of the Fund’s net assets allocated to fixed income securities (typically no more than 8% of the Fund’s net assets).

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We typically invest only a small portion of the

Fund’s portfolio in foreign securities. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure is underdeveloped.

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How we manage the Fund

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.	How the Fund strives to manage it: We limit exposure to illiquid securities to no more than 15% of the Fund’s net assets.

Futures and options risk

Futures and options risk is the risk that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

How the Fund strives to manage them: We will buy and sell options and futures for defensive purposes, such as to protect gains in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, or to earn additional income. We will not use futures and options for speculative reasons or in an effort to enhance return.

Derivatives risk

Derivatives risk is the risk that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Fund’s portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objective.

Loan and other direct indebtedness risk

Loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than an unsecured loan in interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain

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of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a fund may be required to rely upon another lending institution to collect and pass onto a fund amounts payable with respect to the loan and to enforce a fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a fund.

How the Fund strives to manage it: These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Fund’s restrictions on illiquid securities.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company (Manager), a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2008.

Portfolio managers

D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, Nashira S. Wynn, and Kristen Bartholdson have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Fund in February 2005, Mr. Lalvani and Ms. Wynn assumed responsibility for the Fund in October 2006, and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

Paul Grillo, Roger A. Early, Thomas H. Chow, and Kevin P. Loome have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Mr. Grillo has been managing the fixed income portion of the Fund since April 2000. Messrs. Early and Chow assumed responsibility for the Fund in May 2007. Mr. Loome assumed responsibility for the Fund in August 2007.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity
 D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm,

Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
 Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi

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graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager
 Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill

Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Kristen E. Bartholdson, Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

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Who manages the Fund

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
 Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of

Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

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Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors: Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

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About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame. As of September 3, 2008, Delaware Management Trust Company discontinued accepting applications from investors seeking to invest in the Delaware Investments® Family of Funds by opening new 403(b) custodial accounts. Effective January 1, 2009, Delaware Management Trust Company will not accept contributions into existing 403(b) custodial accounts.

Choosing a share class

Class A

  Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

  If you invest $50,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges, and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge’’ below.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30%

(currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C, and Class R shares. See “Dealer compensation” below for further information.

  Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

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	Sales charge	Sales charge
Amount of purchase	as % of offering price	as % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	None	None
	(Limited CDSC may apply)*	(Limited CDSC may apply)*

*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after purchase, and 0.50% if you redeem them within the second year after purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class B

As of May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Fund’s Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’s pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007, and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. In addition, because the Fund’s or its Distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus supplement if there are any changes to any attributes, sales charges, or fees.

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About your account

  Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC if you redeem your shares within six years after you buy them.

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

  In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class B and Class C” below.

  Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

  For approximately eight years after you buy your Class B shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of their higher 12b-1 fee, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Approximately eight years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B’s higher 12b-1 fee applies.

Class C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class B and Class C” below.

  Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

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  Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Unlike Class B shares, Class C shares do not automatically convert to another class.
You may purchase only up to $1 million of Class C shares. Orders that exceed $1 million will be rejected. The limitation on maximum purchases varies for retirement plans.

Class R

  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

  Because of the higher 12b-1 fee, Class R shares generally have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

  Unlike Class B shares, Class R shares do not automatically convert to another class.

  Class R shares generally are available only to: (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets of $10 million or less at the time shares are considered for purchase; and (ii) IRA rollovers from plans that were previously maintained on Delaware Investments®’ retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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About your account

Calculation of contingent deferred sales charges – Class B and Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSCs will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gain s distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

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Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A1	Class B2	Class C3	Class R4
Commission (%)	—	4.00%	1.00%	—
Investment less than $50,000	5.00%	—	—	—
$50,000 but less than $100,000	4.00%	—	—	—
$100,000 but less than $250,000	3.00%	—	—	—
$250,000 but less than $500,000	2.00%	—	—	—
$500,000 but less than $1 million	1.60%	—	—	—
$1 million but less than $5 million	1.00%	—	—	—
$5 million but less than $25 million	0.50%	—	—	—
$25 million or more	0.25%	—	—	—
12b-1 fee to dealer	0.30%	0.25%	1.00%	0.60%

[1] On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. However, the Distributor has contracted to limit this amount to 0.25% from March 1, 2009 through February 28, 2010.

[2] On sales of Class B shares, the Distributor may pay your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

[3] On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% 12b-1 service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

[4] On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from March 1, 2009 through February 28, 2010. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

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About your account

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

For more information, please see the SAI.

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About your account

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in

Program

Letter of intent

Through a letter of intent, you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation

You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

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sales charges. Such information may include your Delaware Investments® Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Class A	Class B	Class C

Available	Not available	Although the letter of intent and rights of accumulation do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares to fulfill your letter of intent or qualify for rights of accumulation.

Available	Although the rights of accumulation do not apply to Class B shares acquired upon reinvestment of dividends or capital gains, you can combine the value of your Class B shares purchased on or before May 31, 2007, with your purchase of Class A shares to qualify for rights of accumulation.

For Class A, you will not have to pay an additional front-end sales charge.	Not available	Not available

Available	There is no reduction in sales charges for Class B or Class C shares for group purchases by retirement plans.

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About your account

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

  Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/ dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/ dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class, if applicable.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

  Purchases by certain legacy bank-sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

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About your account

Waivers of contingent deferred sales charges

The Fund’s applicable CDSCs may be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Redemptions that result from the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code).

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code.

Returns of excess contributions due to any regulatory limit from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans).

Distributions by other employee benefit plans to pay benefits.

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Class A*	Class B	Class C

Available	Available	Available

Available	Available	Available

Available	Not available	Not available

Available	Not available	Not available

Available	Available	Available

Available	Available	Available

Available	Not available	Not available

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About your account

Waivers of contingent deferred sales charges (continued)

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code. The systematic withdrawal may be pursuant to the systematic withdrawal plan for the Delaware Investments® Funds or a systematic withdrawal permitted by the Code.

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at net asset value” above.

*The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

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Class A*	Class B	Class C

Available	Available	Available

Available	Available	Available

Available	Not available	Available

Available	Not available	Not available

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

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About your account

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum initial purchase for a Coverdell Education Savings Account (formerly, an “Education IRA”) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will

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pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

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About your account

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

Document delivery

If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days’ written notice to you.

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About your account

Special services To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic investing plan

The automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online account access

Online account access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before

42

buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

Through the on demand service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. There is a minimum transfer of $25 and a maximum transfer of $100,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is

43

About your account

any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune

44

times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
 The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is

45

About your account

not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. It expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. It will also distribute net realized capital gains, if any, at least annually. It may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.

46

Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such

47

About your account

exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Receipt of excess inclusion income by the Fund
Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or through an investment in a U.S. real estate investment trust (U.S.-REIT) that holds such interests or qualifies as a taxable mortgage pool. This income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and

(3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
 The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by such funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Balanced Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share.

Class A shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the Distributor. Performance would have been lower had the waiver not been in effect.

50

This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

				Year ended
				10/31
2008	2007	2006	2005	2004
$19.030	$18.350	$16.290	$15.630	$15.060

0.474	0.459	0.422	0.342	0.190
(5.640)	0.746	2.105	0.580	0.592
(5.166)	1.205	2.527	0.922	0.782

(0.494)	(0.525)	(0.467)	(0.262)	(0.212)
(0.494)	(0.525)	(0.467)	(0.262)	(0.212)

$13.370	$19.030	$18.350	$16.290	$15.630

(27.68% )	6.63%	15.80%	5.91%	5.28%

$140,004	$216,284	$219,048	$214,273	$232,351
1.23%	1.19%	1.20%	1.20%	1.27%

1.26%	1.22%	1.24%	1.24%	1.31%
2.83%	2.43%	2.48%	2.12%	1.23%

2.80%	2.40%	2.44%	2.08%	1.19%
132%	132%	128%	203%	244%

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Financial highlights

Delaware Balanced Fund

Class B shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

52

				Year ended
				10/31
2008	2007	2006	2005	2004
$19.030	$18.360	$16.300	$15.630	$15.060

0.342	0.311	0.288	0.214	0.067
(5.639)	0.738	2.106	0.582	0.594
(5.297)	1.049	2.394	0.796	0.661

(0.353)	(0.379)	(0.334)	(0.126)	(0.091)
(0.353)	(0.379)	(0.334)	(0.126)	(0.091)

$13.380	$19.030	$18.360	$16.300	$15.630

(28.23% )	5.75%	14.89%	5.10%	4.40%

$4,692	$11,569	$18,075	$20,658	$26,254
2.01%	1.97%	1.99%	1.98%	2.07%
2.05%	1.65%	1.69%	1.33%	0.43%
132%	132%	128%	203%	244%

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Financial highlights

Delaware Balanced Fund

Class C shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

54

				Year ended
				10/31
2008	2007	2006	2005	2004
$19.010	$18.340	$16.280	$15.620	$15.040

0.343	0.311	0.288	0.215	0.067
(5.630)	0.738	2.106	0.571	0.604
(5.287)	1.049	2.394	0.786	0.671

(0.353)	(0.379)	(0.334)	(0.126)	(0.091)
(0.353)	(0.379)	(0.334)	(0.126)	(0.091)

$13.370	$19.010	$18.340	$16.280	$15.620

(28.21% )	5.76%	14.91%	5.03%	4.47%

$3,520	$5,228	$5,377	$5,638	$7,518
2.01%	1.97%	1.99%	1.98%	2.07%
2.05%	1.65%	1.69%	1.33%	0.43%
132%	132%	128%	203%	244%

55

Financial highlights

Delaware Balanced Fund

Class R shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the Distributor, as applicable. Performance would have been lower had the waiver not been in effect.

56

				Year ended
				10/31
2008	2007	2006	2005	2004
$18.990	$18.320	$16.270	$15.600	$15.030

0.428	0.406	0.373	0.283	0.131
(5.625)	0.736	2.098	0.577	0.598
(5.197)	1.142	2.471	0.860	0.729

(0.443)	(0.472)	(0.421)	(0.190)	(0.159)
(0.443)	(0.472)	(0.421)	(0.190)	(0.159)

$13.350	$18.990	$18.320	$16.270	$15.600

(27.89% )	6.34%	15.44%	5.52%	4.87%

$225	$181	$155	$5	$3
1.51%	1.47%	1.49%	1.56%	1.66%

1.61%	1.57%	1.59%	1.58%	1.66%
2.55%	2.15%	2.19%	1.75%	0.83%

2.45%	2.05%	2.09%	1.73%	0.83%
132%	132%	128%	203%	244%

57

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and CDSCs, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Shareholder Service Center: 800 523-1918
Call the Shareholder Service Center weekdays from 8 a.m. to 7 p.m. Eastern time:
–	For fund information, literature, price, yield and performance figures.
–	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.
  Delaphone Service: 800 362-FUND (800 362-3863)
   For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.
Delaware Balanced Fund symbols
	CUSIP	Nasdaq
Class A	246093108	DELFX
Class B	246093504	DELBX
Class C	246093702	DEDCX
Class R	246093884	DELRX

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Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 523-1918. The Fund’s SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-002 [10/08] DG3 2/09	Investment Company Act file number: 811-00249	PO 13712

Prospectus

Value equity

Delaware Balanced Fund
(Institutional Class)

February 27, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Balanced Fund	1

How we manage the Fund	page 5
Our investment strategies	5
The securities in which the Fund typically invests	6
The risks of investing in the Fund	11
Disclosure of portfolio holdings information	14

Who manages the Fund	page 15
Investment manager	15
Portfolio managers	15
Manager of managers structure	18
Who’s who?	18

About your account	page 20
Investing in the Fund	20
Payments to intermediaries	20
How to buy shares	21
Fair valuation	22
Document delivery	23
How to redeem shares	23
Account minimum	24
Exchanges	24
Frequent trading of Fund shares	24
Dividends, distributions, and taxes	27
Certain management considerations	29

Financial highlights	page 30

Additional information	page 37

Profile

Delaware Balanced Fund

On November 19, 2008, the Board of Trustees responsible for Delaware Balanced Fund approved a proposal to reorganize Delaware Balanced Fund with and into Delaware Moderate Allocation Portfolio, a series of Delaware Group Foundation Funds, subject to shareholder approval. The Board of Trustees responsible for the Delaware Moderate Allocation Portfolio also approved the reorganization. A proxy statement/prospectus was sent to Delaware Balanced Fund shareholders requesting that shareholders vote on the proposed reorganization at a special meeting of shareholders to be held on March 12, 2009. If approved, the reorganization is expected to take place in April 2009.

Effective as of the close of business on December 8, 2008, Delaware Balanced Fund was closed to new investors. Delaware Balanced Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

What is the Fund’s investment objective?

Delaware Balanced Fund seeks a balance of capital appreciation, income, and preservation of capital. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund’s main investment strategies?
 Under normal circumstances, the Fund will generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities. The Fund’s investment manager, Delaware Management Company (Manager or we), invests in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking stocks and bonds combined in a single investment

  Investors seeking modest quarterly income

  Investors seeking a measure of capital preservation
Who should not invest in the Fund Investors with short-term financial goals Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term
1

Profile

Delaware Balanced Fund

Fund will be affected primarily by declines in stock and bond prices which can be caused by a decline in the stock or bond market, an adverse change in interest rates, or poor performance in specific industries or companies.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 11.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has the Delaware Balanced Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years. The table shows the average annual returns of the Institutional Class shares for the 1-, 5-, and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 14.90% for the quarter ended December 31, 2001 and its lowest quarterly return was (16.45%) for the quarter ended September 30, 2001.

2

Average annual returns for periods ended December 31, 2008

	1 year	5 years	10 years
Return before taxes	(23.32%)	(0.36%)	(1.97%)
Return after taxes on distributions	(24.27%)	(1.06%)	(2.94%)
Return after taxes on distributions
and sale of Fund shares	(15.10%)	(0.54%)	(2.02%)
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	(37.00%)	(2.19%)	(1.38%)
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%

The Fund’s returns above are compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, formerly the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. The Barclays Capital U.S. Aggregate Index, sometimes also referred to as the Barclays Capital Aggregate Bond Index, is a broad composite of more than 9,000 securities that tracks the investment grade domestic bond market. It is important to note that, unlike the Fund, the Indices are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Neither Index is a perfect comparison to the Fund since the S&P 500 Index does not include fixed income securities and the Barclays Capital U.S. Aggregate Index does not include stocks.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (for example, qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

3

Profile

Fees and expenses

What are the Fund’s fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none
Maximum sales charge (load) imposed
on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund’s assets.

Institutional Class
Management fees[2]	0.65%
Distribution and service (12b-1) fees	none
Other expenses	0.36%
Total operating expenses	1.01%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund with a front-end sales charge.

2 The Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.01% of the Fund’s average daily net assets from March 1, 2009 until such time as the waiver is discontinued. These expense waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. The example assumes that the Fund’s total operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
1 year	$103
3 years	$322
5 years	$558
10 years	$1,236

4

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment goals.

We seek capital appreciation by generally investing at least 25% of the Fund’s net assets in equity securities of primarily large-capitalization companies that we believe have long-term capital appreciation potential. We will typically follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

  a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

  favorable earnings prospects and dividend yield potential;

  the financial condition of the issuer; and

  various qualitative factors.

While our investment philosophy will typically be value-oriented, we also may invest in issues with growth characteristics during market cycles when growth stocks appear attractive.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund’s net assets in various types of fixed income securities, including U.S. government and government-agency securities, corporate bonds and high yield securities. Each bond in the portfolio will typically have a maturity between 1 and 30 years, and the average maturity of the portfolio will typically be between 1 and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund’s investment objective is non-fundamental. This means that the Board of Trustees may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

5

How we manage the Fund

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s Statement of Additional Information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	How the Fund uses them: Under normal circumstances, we generally invest at least 25% of the Fund’s net assets in common stocks.

Convertible securities

Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: We may invest in convertible securities. We will not invest more than 10% of the Fund’s net assets in convertible securities that are rated below investment grade by a nationally recognized statistical rating organization (NRSRO) or in securities that are unrated but deemed equivalent to noninvestment grade.

Mortgage-backed securities

Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

How the Fund uses them: We may invest without limitation in government-related mortgage-backed securities or on fully collateralized privately issued mortgage-backed securities.

We may invest up to 20% of the Fund’s net assets in mortgage-backed securities issued by private companies, regardless of whether the securities are 100% collateralized. However, these securities must be rated at the time of purchase in one of the four highest categories by an NRSRO. The privately issued securities we invest in are either CMOs or REMICs (see below).

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Collateralized mortgage obligations (CMOs) and Real estate mortgage investment conduits (REMICs)

Privately issued mortgage-backed bonds whose underlying assets are mortgages that are separated into pools according to their maturity.	How the Fund uses them: See mortgage-backed securities, above.

Asset-backed securities

Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	How the Fund uses them: We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.

Corporate bonds

Debt obligations issued by a corporation. How the Fund uses them: We focus on bonds rated in one of the four highest categories by	an NRSRO (or if unrated, deemed equivalent), with maturities between 1 and 30 years.

High yield corporate bonds

Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as Standard & Poor’s (S&P) or Moody’s Investors Service (Moody’s). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: We may invest up to 20% of the Fund’s net fixed income assets in high yield corporate bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.

We carefully evaluate an individual issuer’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: We may use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We may not have more than 15% of the Fund’s net assets in repurchase agreements with maturities of over seven days.

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How we manage the Fund

We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the investment manager’s discretion, the Fund may invest	overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

American depositary receipts (ADRs)

ADRs are receipts issued by a depositary (usually a U.S. bank) and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. How the Fund uses them: We may invest without limitation in ADRs.

Options and futures

An option represents a right to buy or sell a security or group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to exercise it; the seller of an option must go through with the transaction if the purchaser exercises the option.

Writing a call option on a security obligates the owner of the security to sell it at an agreed upon price on an agreed upon date (usually no more than nine months in the future). The writer of the call option receives a premium payment from the purchaser of the call, but if the security appreciates to a price greater than the agreed upon selling price, the writer would lose out on those gains. A written call option is “covered” if the seller owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivatives.

How the Fund uses them: At times when we anticipate adverse conditions, we may want to protect unrealized gains on securities without actually selling them. We might buy or sell options or futures to neutralize the effect of any price declines without buying or selling a security, or as a hedge against changes in interest rates. We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment or to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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Restricted securities

Privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a party receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. In an index swap, a party receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. In a credit default swap, a party may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

How the Fund uses them: We may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may enter into either side of a swap, index swap, or credit default swap agreement.

Illiquid securities

Securities that do not have a ready market, and cannot be easily sold within seven days, at approximately the price at which a fund has valued them. Illiquid securities include	repurchase agreements maturing in more than seven days. How the Fund uses them: We may invest up to 15% of the Fund’s net assets in illiquid securities.

Bank loan

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The Manager performs its own independent credit analysis on each

9

How we manage the Fund

borrower and on the collateral securing each loan. The Manager considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to affect diversification or to earn additional income. The Fund will not use bank loans for reasons inconsistent with its investment objective.

The Fund may also invest in other securities, including real estate investment trusts (REITs), rights and warrants to purchase common stock, U.S. Treasury securities, and foreign securities.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for use in their securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. It will be required to pay interest to the lending bank on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Initial Public Offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

For temporary defensive purposes, the Fund may hold a substantial part of its assets in cash or cash equivalents or other high-quality, short-term instruments. To the extent that we hold such instruments, the Fund may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover rate may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall market movements. Although we may hold securities for any amount of time, we generally do not trade for short-term purposes.

We diversify the Fund’s assets among two major categories of investments — stocks and bonds — which tend to increase and decline in value in different economic or investment conditions.

In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.

Security risk

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

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How we manage the Fund

Industry risk

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

How the Fund strives to manage it We limit the amount of the Fund’s assets invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Interest rate risk

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: We do not try to increase return by predicting and aggressively capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Barclays Capital U.S. Aggregate Index.

Each business day, we will calculate the amount the Fund must pay for swaps it holds and will segregate cash or other liquid securities to cover that amount.

Credit risk

Credit risk is the risk that a bond’s issuer will be unable to make timely payments of interest and principal.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment-grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

How the Fund strives to manage it: Our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk. We will limit the Fund’s investments in high yield bonds to 20% of the Fund’s net assets allocated to fixed income securities (typically no more than 8% of the Fund’s net assets).

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We typically invest only a small portion of the Fund’s portfolio in foreign securities. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure is underdeveloped.

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Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.	How the Fund strives to manage it: We limit exposure to illiquid securities to no more than 15% of the Fund’s net assets.

Futures and options risk

Futures and options risk is the risk that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

How the Fund strives to manage it: We will buy and sell options and futures for defensive purposes, such as to protect gains in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, or to earn additional income. We will not use futures and options for speculative reasons or in an effort to enhance return.

Derivatives risk

Derivatives risk is the risk that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

How the Fund strives to manage it: We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Fund’s portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objective.

Loan and other direct indebtedness risk

Loans and other direct indebtedness risk involves the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than an unsecured loan in interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain

13

How we manage the Fund

of the loans and the other direct indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a fund may be required to rely upon another lending institution to collect and pass onto a fund amounts payable with respect to the loan and to enforce a fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a fund.

How the Fund strives to manage it: These risks may not be completely eliminated, but we will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should we determine that any of these securities are illiquid, these would be subject to the Fund’s restrictions on illiquid securities.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company (Manager), a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee of 0.65% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2008.

Portfolio managers

D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, Nashira S. Wynn, and Kristen Bartholdson have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Fund in February 2005, Mr. Lalvani and Ms. Wynn assumed responsibility for the Fund in October 2006, and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

Paul Grillo, Roger A. Early, Thomas H. Chow, and Kevin P. Loome have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Mr. Grillo has been managing the fixed income portion of the Fund since April 2000. Messrs. Early and Chow assumed responsibility for the Fund in May 2007. Mr. Loome assumed responsibility for the Fund in August 2007.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity
D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm,

Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
 Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst

15

Who manages the Fund

with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
 Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
 Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager
Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Kristen E. Bartholdson, Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s

16

degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

17

Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of

Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

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Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/ dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

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About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to the RIAs for investment purposes. Use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

  certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund’s

Manager, Distributor, or service agent, or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution, or similar services; or

  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund

20

making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial

Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value (NAV) or the price of the Fund’s shares.

For more information, please see the SAI.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that you may not exchange your shares for Class A shares, other than Delaware Cash Reserve Fund. You may not exchange shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently

22

value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send one copy of the Fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption order submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the

NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days’ written notice to you.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class A shares of another Delaware Investments® Fund, other than Delaware Cash Reserve Fund. You may not exchange your shares for Class B, Class C, or Class R shares of another

Delaware Investments® Fund. We may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

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Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and

25

About your account

sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
 The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s

26

frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. It expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. It will also distribute net realized capital gains, if any, at least annually. It may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were

27

About your account

paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Receipt of excess inclusion income by the Fund
Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or through an investment in a U.S. real estate investment trust (U.S.-REIT) that holds such interests or qualifies as a taxable mortgage pool. This income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (1) may not be offset with net operating losses, (2) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (3) is subject to a 30% U.S. withholding tax to the extent such income is allocable to a shareholder who is not a U.S. person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
 The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by such funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Balanced Fund

The financial highlights table is intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share.

Institutional Class shares
Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

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This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 362-7500.

Year ended
				10/31
2008	2007	2006	2005	2004
$19.050	$18.370	$16.310	$15.640	$15.070

0.512	0.500	0.458	0.377	0.223
(5.647)	0.745	2.107	0.576	0.601
(5.135)	1.245	2.565	0.953	0.824

(0.535)	(0.565)	(0.505)	(0.283)	(0.254)
(0.535)	(0.565)	(0.505)	(0.283)	(0.254)

$13.380	$19.050	$18.370	$16.310	$15.640

(27.53% )	6.85%	16.04%	6.11%	5.49%

$1,381	$2,328	$2,084	$3,507	$3,664
1.01%	0.97%	0.99%	0.98%	1.06%
3.05%	2.65%	2.69%	2.33%	1.43%
132%	132%	128%	203%	244%

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Financial highlights

How to read the financial highlights

Net investment income (loss)
 Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
 A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Client Services Representative: 800 362-7500

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.

Delaware Balanced Fund symbols	CUSIP	Nasdaq
(Institutional Class)	246093207	DEICX

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Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500. The Fund’s SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-042 [10/08] DG3 02/09	Investment Company Act file number: 811-00249	PO 13713

Prospectus

Value equity

Delaware Mid Cap Value Fund
(Class A, Class C, Class R)

February 27, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Mid Cap Value Fund	1

How we manage the Fund	page 5
Our investment strategies	5
The securities in which the Fund typically invests	6
The risks of investing in the Fund	8
Disclosure of portfolio holdings information	9

Who manages the Fund	page 10
Investment manager	10
Portfolio manager	10
Manager of managers structure	12
Who’s who?	12

About your account	page 14
Investing in the Fund	14
Choosing a share class	14
Dealer compensation	18
Payments to intermediaries	19
How to reduce your sales charge	20
Waivers of contingent deferred sales charges	24
How to buy shares	28
Fair valuation	29
Retirement plans	30
Document delivery	30
How to redeem shares	30
Account minimums	31
Special services	32
Frequent trading of Fund shares	33
Dividends, distributions, and taxes	36
Certain management considerations	38

Financial highlights	page 39

Additional information	page 45

Profile

Delaware Mid Cap Value Fund

What is the Fund’s objective?

Delaware Mid Cap Value Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies?
 We invest primarily in investments of medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Fund’s net assets will be in investments of medium-sized companies (the 80% policy). The Fund considers medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap® Value Index at the time of the Fund’s investment. As of December 31, 2008, the smallest company included in the Index had a market capitalization of $24 million and the largest company included in the Index had a market capitalization of $13.9 billion.

The Fund’s 80% policy can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Delaware Mid Cap Value Fund invests in small-sized or medium-sized companies. These companies may involve greater risk due to their size, narrow product lines or limited financial resources.

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking an investment primarily in common stocks

  Investors seeking exposure to the capital appreciation opportunities of medium-sized companies

Who should not invest in the Fund

  Investors with short-term financial goals

  Investors whose primary goal is current income

  Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term

1

Profile

Delaware Mid Cap Value Fund

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 8.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Mid Cap Value Fund performed?

There is no performance information for the Fund because the Fund commenced operations on February 1, 2008, and does not have a full calendar year of performance.

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Fees and expenses

What are the Fund’s fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

Class	A		C		R
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	5.75%		none		none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none	[1]	1.00%	[2]	none
Maximum sales charge (load) imposed
on reinvested dividends	none		none		none
Redemption fees	none		none		none
Exchange fees[3]	none		none		none

Annual fund operating expenses are deducted from the Fund’s assets.

Class	A		C	R
Management fees[4]	0.75%		0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	[5]	1.00%	0.60%	[5]
Other expenses	2.75%		2.75%	2.75%
Total annual fund operating expenses	3.80%		4.50%	4.10%
Fee waivers and payments	(0.05%	)	none	(0.10%	)
Net expenses	3.75%		4.50%	4.00%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase (Limited CDSC). Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

3 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

4 The investment manager, Delaware Management Company (Manager or we), has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from August 1, 2008 through July 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “nonroutine expenses”)) from exceeding 1.00% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

3

Profile

Fees and expenses

Additionally, the Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses) from exceeding 1.00% of the Fund’s average daily net assets from August 1, 2009 until such time as the waiver is discontinued. These expense waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund.

5 The Fund’s distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees for Class A and Class R shares from March 1, 2009 through February 28, 2010 to no more than 0.25% and 0.50%, respectively, of average daily net assets.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. For Class A and Class R shares, this example reflects the net operating expenses with contractual expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. For Class C shares, this example assumes the Fund’s total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

		(if redeemed)
Class	A	C	C	R
1 year	$931	$451	$551	$402
3 years	$1,665	$1,360	$1,360	$1,238
5 years	$2,416	$2,278	$2,278	$2,088
10 years	$4,376	$4,614	$4,614	$4,283

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How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment goal.

We strive to identify medium-sized companies that we believe offer above-average opportunities for long-term price appreciation because their current stock prices do not appear to accurately reflect the companies’ underlying value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value, or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings, or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of a company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers, or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

The Fund’s investment objective is non-fundamental. This means that the Board may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

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How we manage the Fund

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Fund’s Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Fund may invest.

Common stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	How the Fund uses them: We will generally invest 90% to 100% of the Fund’s net assets in common stocks.

American depositary receipts (ADRs)

Receipts issued by a U.S. depositary (usually a U.S. bank) that represent an ownership interest in an underlying security that is held by the depositary. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.

How the Fund uses them: We may hold an unlimited amount of ADRs that are actively traded in the U.S. when we believe they offer greater value and greater appreciation potential than U.S. securities.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: We may use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the investment manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities

Privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

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Illiquid securities

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: We may invest up to 15% of the Fund’s net assets in illiquid securities.

Options

Options represent a right to buy or sell securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. Certain options may be considered to be derivative securities.

How the Fund uses them: We may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information.

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How we manage the Fund

IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

For temporary defensive purposes, the Fund may hold a substantial part of its assets in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds these instruments, it may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Security risk

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

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Industry risk

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Small company risk

Small company risk is the risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How the Fund strives to manage it: Though we may invest in small companies, our focus is on medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. In addition, we maintain a well-diversified portfolio, select stocks carefully, and monitor them continually.

Interest rate risk

Interest rate risk is the risk that equity securities issued by small-sized companies, which often borrow money to finance their operations, may be adversely affected by rising interest rates.

How the Fund strives to manage it: We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.	How the Fund strives to manage it: We limit exposure to illiquid securities to 15% of the Fund’s net assets.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager is entitled to be paid a fee of: 0.75% of average daily net assets up to $500 million;

0.70% of average daily net assets from $500 million to $1 billion; 0.65% of average daily net assets from $1 billion to $2.5 billion; and 0.60% of average daily net assets thereafter.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended April 30, 2008.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Fund.

Christopher S. Beck, CFA, Senior Vice President, Senior Portfolio Manager
 Christopher S. Beck leads the firm’s Small/ Mid-Cap Value team. Prior to joining Delaware Investments in 1997, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the

University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

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Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors: Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

13

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame. As of September 3, 2008, Delaware Management Trust Company discontinued accepting applications from investors seeking to invest in the Delaware Investments® Family of Funds by opening new 403(b) custodial accounts. Effective January 1, 2009, Delaware Management Trust Company will not accept contributions into existing 403(b) custodial accounts.

Choosing a share class

Class A

  Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

  If you invest $50,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges and under certain circumstances the sales charge may be waived, as described in “How to reduce your sales charge” below.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30%

(currently limited to 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class C and Class R shares. See “Dealer compensation” below for further information.

  Class A shares generally are not subject to a CDSC except in the limited circumstances described in the table below.

  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then current NAV, the percentage rate of sales charge, and rounding.

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	Sales charge	Sales charge
Amount of purchase	as % of offering price	as % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	None*	None*

*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after purchase; and 0.50% if you redeem them within the second year after purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges – Class C” below.

  Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Class C shares do not automatically convert to another class.

  You may purchase any amount less than $1 million of Class C shares. The limitation on maximum purchases varies for retirement plans.

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About your account

Class R

  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class C shares.

  Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Class R shares do not automatically convert to another class.

  Class R shares generally are available only to: (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on the Delaware Investments® retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Calculation of contingent deferred sales charges – Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

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About your account

Dealer compensation

The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.30%	1.00%	0.60%

[1] On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30% of average daily net assets; however, the Distributor has contracted to limit the 12b-1 fee from March 1, 2009 through February 28, 2010 to no more than 0.25%.

[2] On sales of Class C shares, the Distributor may pay your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% 12b-1 service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the 12b-1 fee for Class C shares from the date of purchase.

[3] On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from March 1, 2009 through February 28, 2010. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

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Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

For more information, please see the SAI.

19

About your account

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in

Program

Letter of intent

Through a letter of intent, you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation

You can combine your holdings or purchases of all Delaware Investments Funds (except money market funds with no sales charge) as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

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sales charges. Such information may include your Delaware Investments® Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge or CDSC. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Class A	Class C

Available	Although the letter of intent and rights of accumulation do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares to fulfill your letter of intent or qualify for rights of accumulation.

Available

For Class A, you will not have to pay an additional front-end sales charge.	Not available

Available	There is no reduction in sales charges for Class C shares for group purchases by retirement plans.

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About your account

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

  Shares purchased under the Delaware Investments® dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/ dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments Fund may exchange into Class A shares of another Delaware Investments Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class, if applicable.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

  Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

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About your account

Waivers of contingent deferred sales charges The Fund’s applicable CDSCs may be waived under the following circumstances:

Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

Redemptions that result from the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code).

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d) (1)(A)(iii) of the Code.

Returns of excess contributions due to any regulatory limit from an individual retirement account (i.e., traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell ESA) or a qualified plan** (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, and 457 Retirement Plans).

Distributions by other employee benefit plans to pay benefits.

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Class A*	Class C

Available	Available

Available	Available

Available	Not available

Available	Not available

Available	Available

Available	Available

Available	Not available

25

About your account

Waivers of contingent deferred sales charges (continued)

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Code. The systematic withdrawal may be pursuant to Delaware Investments® Funds’ systematic withdrawal plan or a systematic withdrawal permitted by the Code.

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at Net Asset Value” above.

*The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

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Class A*	Class C

Available	Available

Available	Available

Available	Available

Available	Not available

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the Fund’s SAI, which is available upon request.

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About your account

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum initial purchase for a Coverdell Education Savings Account (formerly, an “Education IRA”) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is

28

normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

29

About your account

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call our Shareholder Service Center at 800 523-1918.

Document delivery

If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated
shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days’ written notice to you.

31

About your account

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic investing plan

The automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online account access

Online account access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an

32

exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

Through the on demand service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. There is a minimum transfer of $25 and a maximum transfer of $100,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

Through the systematic withdrawal plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip

33

About your account

is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
 By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune

34

times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
 The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is

35

About your account

not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
 The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. It expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. It will also distribute net realized capital gains, if any, at least annually. It may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements
Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to

36

shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
 Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income

37

About your account

from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
 The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Mid Cap Value Fund

The financial highlights information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

2/1/08[1]
to
Class A shares	10/31/08
Net asset value, beginning of period	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.009
Net realized and unrealized loss on investments	(2.589)
Total from investment operations	(2.580)

Net asset value, end of period	$5.920

Total return[3]	(30.35% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70
Ratio of expenses to average net assets	1.08%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.75%
Ratio of net investment income to average net assets	0.54%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.13%)
Portfolio turnover	19%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

39

Financial highlights

Delaware Mid Cap Value Fund

	7/31/08[1]
	to
Class C shares	10/31/08
Net asset value, beginning of period	$8.230

Loss from investment operations:
Net investment loss[2]	(0.028)
Net realized and unrealized loss on investments	(2.292)
Total from investment operations	(2.320)

Net asset value, end of period	$5.910

Total return[3]	(28.19%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1
Ratio of expenses to average net assets	2.00%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	4.08%
Ratio of net investment loss to average net assets	(0.59%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.67%	)
Portfolio turnover	19%	[4]

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

[4] Portfolio turnover is representative of the Fund for the period February 1, 2008 through October 31, 2008.

40

	7/31/08[1]
	to
Class R shares	10/31/08
Net asset value, beginning of period	$8.230

Loss from investment operations:
Net investment loss[2]	(0.005)
Net realized and unrealized loss on investments	(2.305)
Total from investment operations	(2.310)

Net asset value, end of period	$5.920

Total return[3]	(28.07%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$—
Ratio of expenses to average net assets	1.50%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.87%
Ratio of net investment loss to average net assets	(0.09%	)
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(2.27%	)
Portfolio turnover	19%	[4]

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and the distributor. Performance would have been lower had the waivers not been in effect.

[4] Portfolio turnover is representative of the Fund for the period February 1, 2008 through October 31, 2008.

41

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

42

Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Shareholder Service Center: 800 523-1918
Call the Shareholder Service Center weekdays from 8 a.m. to 7 p.m. Eastern time:
–	For fund information, literature, price, yield, and performance figures.
–	For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

  Delaphone Service: 800 362-FUND (800 362-3863)
   For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.

Delaware Mid Cap Value Fund symbols

	CUSIP	Nasdaq
Class A	246093868	DLMAX
Class C	246093850	DLMCX
Class R	246093843	DLMRX

45

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 523-1918. The Fund’s SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-577 [10/08] DG3 2/09	Investment Company Act file number: 811-00249	PO 13708

Prospectus

Value equity

Delaware Mid Cap Value Fund
(Institutional Class)

February 27, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit www.delawareinvestments.com/edelivery.

Fund profile	page 1
Delaware Mid Cap Value Fund	1

How we manage the Fund	page 5
Our investment strategies	5
The securities in which the Fund typically invests	6
The risks of investing in the Fund	8
Disclosure of portfolio holdings information	9

Who manages the Fund	page 10
Investment manager	10
Portfolio manager	10
Manager of managers structure	12
Who’s who?	12

About your account	page 14
Investing in the Fund	14
Payments to intermediaries	14
How to buy shares	15
Fair valuation	16
Document delivery	17
How to redeem shares	17
Account minimum	18
Exchanges	18
Frequent trading of Fund shares	18
Dividends, distributions, and taxes	21
Certain management considerations	23

Financial highlights	page 24

Additional information	page 29

Profile

Delaware Mid Cap Value Fund

What is the Fund’s objective?

Delaware Mid Cap Value Fund seeks capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies?
 We invest primarily in investments of medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Fund’s net assets will be in investments of medium-sized companies (the 80% policy). The Fund considers medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap®Value Index at the time of the Fund’s investment. As of December 31, 2008, the smallest company included in the Index had a market capitalization of $24 million and the largest company included in the Index had a market capitalization of $13.9 billion.

The Fund’s 80% policy can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected by declines in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries. In addition, Delaware Mid Cap Value Fund invests in small-sized or medium-sized companies. These companies may involve greater risk due to their size, narrow product lines or limited financial resources.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

  Investors with long-term financial goals

  Investors seeking an investment primarily in common stocks

  Investors seeking exposure to the capital appreciation opportunities of medium-sized companies

Who should not invest in the Fund

  Investors with short-term financial goals

  Investors whose primary goal is current income

  Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term

1

Profile

Delaware Mid Cap Value Fund

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 8. You should keep in mind that an investment in the Fund is not a complete investment program;	it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Mid Cap Value Fund performed?

There is no performance information for the Fund because the Fund commenced operations on February 1, 2008 and does not have a full calendar year of performance.

2

Fees and expenses

What are the Fund’s fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed
on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price
or redemption price, whichever is lower	none
Maximum sales charge (load) imposed
on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund’s assets.
Institutional Class
Management fees[2]	0.75%
Distribution and service (12b-1) fees	none
Other expenses	2.75%
Total annual fund operating expenses	3.50%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The investment manager, Delaware Management Company (Manager or we),has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from August 1, 2008 through July 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 1.00% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

Additionally, the Manager has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in order to prevent total annual fund operating expenses (excluding any 12b-1 expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses) from exceeding 1.00% of the Fund’s average daily net assets from August 1, 2009 until such time as the waiver is discontinued. These expense waivers may be discontinued at any time because they are voluntary, and they apply only to expenses paid directly by the Fund.

3

Profile

Fees and expenses

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes the Fund’s total operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
1 year	$353
3 years	$1,074
5 years	$1,817
10 years	$3,774

4

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment goal.

We strive to identify medium-sized companies that we believe offer above-average opportunities for long-term price appreciation because their current stock prices do not appear to accurately reflect the companies’ underlying value or future earnings potential.

Our focus will be on value stocks, defined as stocks whose price is historically low based on a given financial measure such as profit, book value, or cash flow. Companies may be undervalued for many reasons. They may be unknown to stock analysts, they may have experienced poor earnings, or their industry may be in the midst of a period of weak growth.

We will carefully evaluate the financial strength of a company, the nature of its management, any developments affecting the company or its industry, anticipated new products or services, possible management changes, projected takeovers, or technological breakthroughs. Using this extensive analysis, our goal is to pinpoint the companies within the universe of undervalued stocks, whose true value is likely to be recognized and rewarded with a rising stock price in the future.

The Fund’s investment objective is non-fundamental. This means that the Board may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

5

How we manage the Fund

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Fund’s Statement of Additional Information (SAI) for additional information about the securities described below as well as other securities in which the Fund may invest.

Common stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	How the Fund uses them: We will generally invest 90% to 100% of the Fund’s net assets in common stocks.

American depositary receipts (ADRs)

Receipts issued by a U.S. depositary (usually a U.S. bank) that represent an ownership interest in an underlying security that is held by the depositary. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities.	How the Fund uses them: We may hold an unlimited amount of ADRs that are actively traded in the U.S. when we believe they offer greater value and greater appreciation potential than U.S. securities.

Repurchase agreements

Repurchase agreements are agreements between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: We may use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In the investment manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities

Privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

6

Illiquid securities

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: We may invest up to 15% of the Fund’s net assets in illiquid securities.

Options

Options represent a right to buy or sell securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. Certain options may be considered to be derivative securities.

How the Fund uses them: We may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund may also invest in other securities including convertible securities, warrants, preferred stocks, and bonds.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be

7

How we manage the Fund

sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

For temporary defensive purposes, the Fund may hold a substantial part of its assets in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds these instruments, it may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund’s annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Security risk

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any individual security. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

8

Industry risk

Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

How the Fund strives to manage it: We limit the amount of the Fund’s assets invested in any one industry. We also follow a rigorous selection process before choosing securities and continually monitor them while they remain in the portfolio.

Small company risk

Small company risk is the risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How the Fund strives to manage it: Though we may invest in small companies, our focus is on medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. In addition, we maintain a well-diversified portfolio, select stocks carefully, and monitor them continually.

Interest rate risk

Interest rate risk is the risk that equity securities issued by small-sized companies, which often borrow money to finance their operations, may be adversely affected by rising interest rates.

How the Fund strives to manage it: We analyze each company’s financial situation and its cash flow to determine the company’s ability to finance future expansion and operations. The potential effect that rising interest rates might have on a stock is taken into consideration before the stock is purchased.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.	How the Fund strives to manage it: We limit exposure to illiquid securities to 15% of the Fund’s net assets.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

9

Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager is entitled to be paid a fee of: 0.75% of average daily net assets up to $500 million;

0.70% of average daily net assets from $500 million to $1 billion; 0.65% of average daily net assets from $1 billion to $2.5 billion; and 0.60% of average daily net assets thereafter.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended April 30, 2008.

Portfolio manager

Christopher S. Beck has primary responsibility for making day-to-day investment decisions for the Fund.

Christopher S. Beck, CFA, Senior Vice President, Senior Portfolio Manager
 Christopher S. Beck leads the firm’s Small/Mid-Cap Value team. Prior to joining Delaware Investments in 1997, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of

Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

Who’s who?

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

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Portfolio managers: Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Financial intermediary wholesaler: Pursuant to a contractual arrangement with a fund’s distributor, a financial intermediary wholesaler is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent: Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders: Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

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About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Fund’s Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to the RIAs for investment purposes. Use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

  certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund’s Manager, Distributor, or service agent, or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution, or similar services; or

  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

Payments to intermediaries

The Distributor, Lincoln Financial Distributors, Inc., and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual

 14

funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your

Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value (NAV) or the price of the Fund’s shares.

For more information, please see the SAI.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that you may not exchange your shares for Class A shares, other than Delaware Cash Reserve Fund. You may not exchange shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern time, you will pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund’s NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund

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may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send one copy of the Fund’s prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be considered accepted until such orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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About your account

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the

NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days’ written notice to you.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class A shares of another Delaware Investments® Fund, other than Delaware Cash

Reserve Fund. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments Fund. We may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or the Optimum Fund Trust to be a market timer and may

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consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing
 By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing

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About your account

its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures
 The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in

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such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund’s policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. It expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. It will also distribute net realized capital gains, if any, at least annually. It may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

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About your account

Annual statements
 Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “buying a dividend”
If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S.

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sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.	This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles
 The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Mid Cap Value Fund

The financial highlights table is intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 362-7500.

	2/1/08[1]
	to
Institutional Class shares	10/31/08
Net asset value, beginning of period	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.034
Net realized and unrealized loss on investments	(2.614)
Total from investment operations	(2.580)

Net asset value, end of period	$5.920

Total return[3]	(30.35%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,085
Ratio of expenses to average net assets	1.00%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	3.50%
Ratio of net investment income to average net assets	0.62%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(1.88%	)
Portfolio turnover	19%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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Additional information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Client Services Representative: 800 362-7500

  Delaphone Service: 800 362-FUND (800 362-3863)
  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

  Written correspondence: P.O. Box 219656, Kansas City, MO 64121-9656 or 430 W. 7th Street, Kansas City, MO 64105-1407.
Delaware Mid Cap Value Fund symbols	CUSIP	Nasdaq
(Institutional Class)	246093835	DLMIX

29

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call	toll-free 800 362-7500. The Fund’s SAI and shareholder reports are available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-579 [10/08] DG3 2/09	Investment Company Act file number: 811-00249	PO 13709

STATEMENT OF ADDITIONAL INFORMATION
February 27, 2009

DELAWARE GROUP EQUITY FUNDS I
Delaware Balanced Fund

2005 Market Street
Philadelphia, PA 19103-7094

For Prospectuses, Performance, and Information on Existing Accounts of:
Class A shares, Class B shares, Class C shares, and Class R shares: 800 523-1918
Institutional Classes: 800 362-7500

Dealer Services (Broker/Dealers only): 800 362-7500

      This Statement of Additional Information (“Part B”) describes the shares of Delaware Balanced Fund (the “Fund”), which is a series of Delaware Group Equity Funds I (the “Trust”). The Fund offers Class A, B, C, and R Shares (collectively, the “Fund Classes”) and Institutional Class shares. All references to “Classes” or “shares” in this Part B refer to all Classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”), a series of Delaware Management Business Trust.

      This Part B supplements the information contained in the Fund’s current prospectuses (the “Prospectuses”), each dated February 27, 2009, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. This Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund’s national distributor, Delaware Distributors, L.P. (the “Distributor”), at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or by phone toll-free at 800 523-1918. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of independent registered public accounting firm are incorporated by reference from the Fund’s annual report (“Annual Report”) into this Part B. A copy of the Annual Report will accompany any request for this Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

	Page		Page
Organization and Classification	2	Purchasing Shares	34
Investment Objectives, Restrictions, and Policies	2	Investment Plans	44
Investment Strategies and Risks	3	Determining Offering Price and Net Asset Value	47
Disclosure of Portfolio Holdings Information	18	Redemption and Exchange	48
Management of the Trust	19	Distributions and Taxes	54
Investment Manager and Other Service Providers	25	Performance Information	62
Portfolio Managers	29	Financial Statements	62
Trading Practices and Brokerage	32	Principal Holders	63
Capital Structure	34

ORGANIZATION AND CLASSIFICATION

Organization
     The Trust was originally organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware statutory trust on December 28, 1999.

Classification
     The Trust is an open-end management investment company. The Fund’s portfolio of assets is diversified, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
      The Fund’s investment objectives are described in the Prospectuses. The Fund’s investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (the “Board”) must approve any changes to nonfundamental investment objectives and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions
      The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or staff of the U.S. Securities and Exchange Commission (the “SEC”) interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Nonfundamental Investment Restriction
      In addition to the fundamental investment policies and restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restriction, which are considered nonfundamental and may be changed by the Board without shareholder approval: The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     In applying the Fund’s fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

      Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Portfolio Turnover
      Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

     The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

     For the fiscal years ended October 31, 2007 and 2008, the Fund’s portfolio turnover rates were approximately 132%, and 132%, respectively.

INVESTMENT STRATEGIES AND RISKS

     The Fund’s investment objective, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. All investment strategies of the Fund are non-fundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Asset-Backed Securities
     The Fund may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Convertible Securities
     The Fund may invest in convertible securities, including corporate debentures, bonds, notes, and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide the Fund with opportunities which are consistent with the Fund’s investment objectives and policies.

     The Fund may not invest more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which risks may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities may have an adverse impact on market price and the Fund’s ability to dispose of particular issues in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of pricing the Fund’s portfolio and calculating its net asset value (“NAV”). The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Standard and Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

     In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

Credit Default Swaps
     The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, the Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     Where the Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty: (i) the reference security (or basket of securities); (ii) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities); or (iii) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. If the CDS permits the Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any. All cash and liquid securities designated by the Fund to cover its obligations under CDS will be marked to market daily to cover these obligations.

     As the seller of protection in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, the Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, the Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, the Fund would have credit exposure to the reference security (or basket of securities). The Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to the Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

     If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by the Fund to terminate the CDS contract.

     Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, the Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, the Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, the Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Equity Securities
     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Foreign Securities
     The Fund may invest in securities of foreign companies; however, it will not invest more than 5% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or American Depositary Receipts, on which there are no such limits).

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to shareholders.

     Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing, and financial standards, and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than those that exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments that could affect the Fund’s assets that are held in foreign countries.

     The Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Fund may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

     The Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund’s foreign securities or will prevent loss if the prices of such securities should decline.

Futures Contracts and Options on Futures Contracts
     The Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. The Fund currently intends to limit such investments to the extent that not more than 5% of its assets are held as margin deposits for futures contracts and as premiums on options, and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund’s assets. A futures contract may be purchased and sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant that is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.

     When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant or by the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Fund must be paid to the contract market clearing house while any profit due to the Fund must be delivered to it.

     Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund’s futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.

     The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

     With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

     The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

     If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

     Lastly, it should be noted that the Trust on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

High Yield Bonds
     High yield, high risk fixed income securities (commonly known as “junk bonds”) are considered to be of poor standing and predominantly speculative and entails certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high yield securities. The Fund limits its purchases of high yield, high-risk bonds to no more than 5% of net assets.

     The medium- and low-grade bonds in which the Fund may invest may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

     The economy and interest rates may affect these high yield, high-risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-related securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund’s NAV per share.

     Split-rated Bonds. In addition, the Fund may also invest in split-rated bonds. A split bond rating occurs when separate rating agencies, such as S&P and Moody’s give different ratings to the same issue or issuer. The split-rated bonds in which the Fund may invest may have one or more ratings lower than BBB by S&P, Baa by Moody’s and/or rated similarly by another recognized rating agency (or, if unrated, the Manager determines to be of comparable quality). The Fund anticipates investing in such split-rated bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event.

Interest Rate and Index Swaps
     The Fund may invest in interest rate and index swaps to the extent consistent with its investment objective and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

     Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

     When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

     The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (“LIBOR”). The typical maximum term of an interest rate swap agreement ranges from one to 12 years. Index swaps tend to be shorter term, often for one year.

     The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

     Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond’s interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond’s duration, the more sensitive the bond’s price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund’s fixed income securities.

     If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

     The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

     Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

     Counterparty Risk. The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any – the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction.

Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

     In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

     In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

     In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

     The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund’s payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund’s net payment obligations. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

     There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

     Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Investment Companies
     The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a “fund of funds,” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

Loans and Other Direct Indebtedness
     The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

     The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. The Fund’s ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that the Fund will purchase, the investment manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Mortgage-Backed Securities
     In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, the Fund may also invest its assets in securities issued by certain private, non-government corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

      CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are prepaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (securities that are not so collateralized are called “non-agency mortgage-backed securities”). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

      Although the market for the mortgage-related securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity positions. Initially, the market participants’ concerns were focused on the sub-prime segment of the mortgage securities market. However, these concerns have since expanded to include a broad range of mortgaged-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

      In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Federal National Mortgage Association and Federal Home Loan Mortgage Corporation would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Options
     The Fund may write or purchase either put or call options on a covered basis only. The options in which the Fund invests may be exchanged listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will only enter into such options to the extent consistent with its limitation on investments in illiquid securities. The Fund will not engage in option writing strategies for speculative purposes.

     Covered Call Writing. The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options. The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option.

     The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Purchasing Call Options. The Fund may purchase call options to the extent that premiums paid by it do not aggregate more than 2% of the Fund’s total net assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specific exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

     Writing Put Options. The Fund may write put options on a secured or “covered” basis. A put option written by the Fund obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Fund. During the option period, the Fund, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Fund to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The Fund will designate cash or liquid securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Consistent with the limited purposes for which the Fund intends to engage in the writing of put options, such put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for Fund at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund, however, may not effect such a closing transaction after it has been notified of the exercise of the option.

     Options on Stock Indices. The Fund may engage in transactions in options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 Stock Index (“S&P 500”) or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index (“S&P 100”). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund’s ability to effectively hedge its securities.

     The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

     It is the understanding of the Manager that the SEC staff permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

      One risk to which the Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Credit-worthiness will be monitored on an ongoing basis by the Manager.

      The cash collateral received by a Fund in connection with securities lending may be invested by, or on behalf of, the Funds. The earnings from collateral investments are typically shared among the Funds, its securities lending agent, and the borrower. A Fund may incur investment losses as a result of investing securities lending collateral.

Real Estate Investment Trusts (“REITs”)
     The Fund may invest in shares or convertible bonds issued by REITs. REITs invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Fund anticipates investing only in REITs that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as “equity REITs.” Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Repurchase Agreements
     In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser’s holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 15% of the Fund’s assets may be invested in repurchase agreements of over seven-days’ maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing such Fund’s yield under such agreements which is monitored on a daily basis. Such collateral is held by the Fund’s custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund considers repurchase agreements contracts for the purchase and sale of securities, and seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

      The funds in the Delaware Investments® family (each a Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted and Illiquid Securities
     Most of the privately placed securities acquired by the Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. While maintaining oversight, the Board has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of the Fund’s 15% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer), and whether a security is listed on an electronic network for trading the security.

     Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Warrants
     The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities
     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Fund’s total assets less liabilities other than the obligations created by these commitments.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

      The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s Web site, www.delawareinvestments.com. In addition, on a 10-day lag, we also make available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.

      The Fund may from time to time provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

      Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers, other than the Manager’s affiliates, who receive non-public portfolio holdings information on an ongoing basis are the Fund’s: independent registered public accounting firm, custodian, legal counsel, financial printer, and proxy voting service (Institutional Shareholder Services). These entities are obligated to keep such information confidential.

      Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

      To protect the shareholders’ interests and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

      The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
      The business and affairs of the Trust is managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of February 24, 2009, the Trust's officers and Trustees owned less than 1% of the outstanding shares of each Class of the Fund, except the Institutional Class of the Fund, in which they owned 22.11% of the outstanding shares.

      The Trust’s Trustees and principal officers are noted below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

	Position(s)			Number of Portfolios
Name, Address,	Held	Length of Time	Principal Occupation(s)	in Fund Complex	Other Directorships
and Birthdate	with the Trust	Served	During Past 5 Years	Overseen by Trustee	Held by Trustee
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has	85	Director – Kaydon
2005 Market Street	President,	Trustee since	served in various		Corp.
Philadelphia, PA	Chief	August 16, 2006	executive capacities at
19103	Executive		different times at		Board of Governors
	Officer, and	President and	Delaware Investments.[2]		Member – Investment
April 1963	Trustee	Chief Executive			Company Institute (ICI)
		Officer since			(2007 – Present)
August 1, 2006
Member of Investment
Committee – Cradle of
Liberty Council, BSA
(Nov. 2007 – Present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – Present)

	Position(s)			Number of Portfolios
Name, Address,	Held	Length of Time	Principal Occupation(s)	in Fund Complex	Other Directorships
and Birthdate	with the Trust	Served	During Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005	Private Investor –	85	Director – Bryn Mawr
2005 Market Street			(March 2004 – Present)		Bank Corp. (BMTC)
Philadelphia, PA					(April 2007 – Present)
19103			Investment Manager –
			Morgan Stanley & Co.		Chairman of Investment
October 1947			(January 1984 – March		Committee–
			2004)		Pennsylvania Academy
of Fine Arts (2007 –
Present)
Trustee
(2004 – Present)

Investment Committee
and Governance
Committee Member –
Pennsylvania
Horticultural Society
(February 2006 –
Present)

John A. Fry	Trustee	Since January	President –	85	Director –
2005 Market Street		2001	Franklin & Marshall		Community Health
Philadelphia, PA			College		Systems
19103			(June 2002 – Present)

May 1960			Executive Vice President
–
University of
Pennsylvania
(April 1995 – June 2002)

Anthony D. Knerr	Trustee	Since April 1990	Founder and Managing	85	None
2005 Market Street			Director – Anthony
Philadelphia, PA			Knerr & Associates
19103			(Strategic Consulting)
(1990 – Present)
December 1938

Lucinda S.	Trustee	Since March 2005	Chief Investment Officer	85	None
Landreth			–
2005 Market Street			Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002 – 2004)

June 1947

Ann R. Leven	Trustee	Since October	Consultant –	85	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair –
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983 – Present)

November 1940

	Position(s)			Number of Portfolios
Name, Address,	Held	Length of Time	Principal Occupation(s)	in Fund Complex	Other Directorships
and Birthdate	with the Trust	Served	During Past 5 Years	Overseen by Trustee	Held by Trustee
Thomas F. Madison	Trustee	Since May 1997[3]	President and Chief	85	Director, Chair of
2005 Market Street			Executive Officer –		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee, and
19103			(Small Business		Governance Committee
			Investing & Consulting)		Member – CenterPoint
February 1936			(January 1993 – Present)		Energy

Lead Director, Audit
Committee Chair, Chair
of Governance
Committee, and
Compensation
Committee Member –
Digital River Inc.

Director, Chair of
Governance Committee,
and Audit Committee
Member –
Rimage Corporation

Director and Chair of
Compensation
Committee – Spanlink
Communications

Lead Director and Chair
of Compensation and
Governance
Committees –
Valmont Industries, Inc.

Janet L. Yeomans	Trustee	Since April 1999	Treasurer	85	None
2005 Market Street			(January 2006 – Present)
Philadelphia, PA
19103			Vice President – Mergers
& Acquisitions
July 1948			(January 2003 – January
2006), and Vice
President
(July 1995 – January
2003)
3M Corporation

J. Richard Zecher	Trustee	Since March 2005	Founder –	85	Director and Audit
2005 Market Street			Investor Analytics		Committee Member –
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999 – Present)

July 1940			Founder –
Sutton Asset
Management
(Hedge Fund)
(September 1996 –
Present)

	Position(s)			Number of Portfolios
Name, Address,	Held	Length of Time	Principal Occupation(s)	in Fund Complex	Other Directorships
and Birthdate	with the Trust	Served	During Past 5 Years	Overseen by Trustee	Held by Trustee
Officers
David F. Connor	Vice	Vice President	David F. Connor has	85	None[4]
2005 Market Street	President,	since September	served as Vice
Philadelphia, PA	Deputy	2000 and Secretary	President and Deputy
19103	General	since October 2005	General Counsel at
	Counsel, and		Delaware Investments
December 1963	Secretary		since 2000.

Daniel V. Geatens	Vice	Treasurer since	Daniel V. Geatens has	85	None[4]
2005 Market Street	President and	October 2007	served in various
Philadelphia, PA	Treasurer		capacities at different
19103			times at Delaware
Investments.
October 1972

David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has	85	None[4]
2005 Market Street	President,	President, General	served in various
Philadelphia, PA	General	Counsel, and Chief	executive and legal
19103	Counsel, and	Legal Officer since	capacities at different
	Chief Legal	October 2005	times at Delaware
February 1966	Officer		Investments.

Richard Salus	Senior Vice	Chief Financial	Richard Salus has	85	None[4]
2005 Market Street	President and	Officer since	served in various
Philadelphia, PA	Chief	November 2006	executive capacities at
19103	Financial		different times at
	Officer		Delaware Investments.
October 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Manager, principal underwriter, and transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

      The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Investments® Funds. The information related to the ownership of shares in the Fund is as of a date within 30 days of this Part B. The information related to the ownership of shares in all Delaware Investments® Funds is as of December 31, 2008.

Aggregate Dollar Range of Equity Securities in
All Registered Investment Companies Overseen
Name	Dollar Range of Equity Securities in the Trust	by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	Less than $10,000	Over $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 - $50,000
John A. Fry	None	$10,001 - $50,000
Anthony D. Knerr	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	Less than $10,000	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J . Richard Zecher	None	$10,001 - $50,000

      The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended October 31, 2008. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of	Delaware Investments®
Trustee	the Trust	Fund Expenses	Complex[1]
Thomas L. Bennett	$1,515	None	$198,250
John A. Fry	$1,384	None	$181,167
Anthony D. Knerr	$1,270	None	$166,167
Lucinda S. Landreth	$1,346	None	$176,167
Ann R. Leven	$1,728	None	$226,167
Thomas F. Madison	$1,356	None	$177,833
Janet L. Yeomans	$1,365	None	$178,667
J. Richard Zecher	$1,365	None	$178,667

1	Effective December 1, 2007, each Independent Trustee/Director will receive an annual retainer fee of $100,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000.

     The Board has the following committees:

      Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Audit Committee held six meetings during the Trust’s last fiscal year.

      Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann Leven (ex officio). The Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

     Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

      Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following five Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Code of Ethics
      The Trust, the Manager, the Distributor, and Lincoln Financial Distributors, Inc. (the Fund’s financial intermediary wholesaler) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy
     The Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

      In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the Fund and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com and (ii) on the SEC’s Web site at www.sec.gov.

     The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

      As stated above, the Procedures also list specific guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

      Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
      The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

      As of December 31, 2008, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $115 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Radnor, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

      Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from the Trust’s name.

     The Fund’s Investment Management Agreement is dated December 28, 1999 and was approved by the initial shareholder on that date. The Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Trust’s Independent Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     The management fee rate schedule for the Fund is as follows: 0.65% on first $500 million; 0.60% on next $500 million; 0.55% on next $1,500 million; and 0.50% on assets in excess of $2,500 million.

      During the fiscal years ended October 31, 2006, 2007, and 2008, the Fund paid investment management fees of $1,562,388; $1,586,188; and $1,297,419, respectively.

      Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, the Funds are responsible for all of its own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; the investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
      The Distributor, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI, and, therefore, of Lincoln. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

      During the Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of Class A shares, after re-allowances to dealers, as follows:

Class A shares
	Total Amount of	Amounts Re-allowed to	Net Commissions
Fiscal Year Ended	Underwriting Commissions	Dealers	to Distributor
10/31/08	$67,248	$56,900	$10,348
10/31/07	$70,926	$59,578	$11,348
10/31/06	$74,951	$62,913	$12,038

      During the Fund’s last three fiscal years, the Distributor received, in the aggregate, Limited CDSC payments with respect to Fund’s Class A shares as follows:

Limited CDSC Payments
Delaware Balanced Fund
Fiscal Year Ended	Class A
10/31/08	$356
10/31/07	$36
10/31/06	$13

      During the Fund’s last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to the Fund’s Class B shares as follows:

CDSC Payments
Delaware Balanced Fund
Fiscal Year Ended	Class B
10/31/08	$7,450
10/31/07	$17,809
10/31/06	$26,471

      During the Fund’s last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to the Fund’s Class C shares as follows:

CDSC Payments
Delaware Balanced Fund
Fiscal Year Ended	Class C
10/31/08	$695
10/31/07	$168
10/31/06	$288

      Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Fund’s financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement (the “Financial Intermediary Agreement”) with the Distributor as of January 1, 2007. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries (collectively, “Financial Intermediaries”). The address of LFD is 130 N. Radnor-Chester Rd., Radnor, PA 19087-5221. The Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system. Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD’s services to the Funds are borne exclusively by the Distributor and not by the Fund.

Transfer Agent
      Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Lincoln. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $27.00 for each open and $10.00 for each closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

      The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

      DST Systems, Inc. (“DST”) provides sub-transfer agency services to the Fund. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants
      Effective October 1, 2007, The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to each Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

      During the fiscal year ended October 31, 2006 and the period ended September 30, 2007, the Funds paid DSC the following amounts for fund accounting and financial administration services: $96,147 and $89,557.

      During the period from October 1, 2007 to October 31, 2007 and the fiscal year ended October 31, 2008, the Funds paid the following amount to BNY Mellon for fund accounting and financial administration services:

	Period 10/1/07 to	Fiscal year ended
Fund	10/31/07	October 31, 2008
Delaware Balanced Fund	$7,038	$69,861

      During the period from October 1, 2007 to October 31, 2007 and the fiscal year ended October 31, 2008, the Funds paid the following amount to DSC for fund accounting and financial administration oversight services:

	Period 10/1/07 to	Fiscal year ended
Fund	10/31/07	October 31, 2008
Delaware Balanced Fund	$1,005	$9,980

Custodian
     Mellon also serves as the custodian of the Fund’s securities and cash. As custodian for the Fund, Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. Mellon also serves, as applicable, as the Fund’s custodian for investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed
      The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2008 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

			No. of Accounts	Total Assets in Accounts
	No. of	Total Assets	with Performance-	with Performance-Based
Name	Accounts	Managed	Based Fees	Fees
D. Tysen Nutt, Jr.
Registered Investment
Companies	16	$1.8 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	34	$2.5 billion	2	$620.0 million
Anthony A. Lombardi
Registered Investment
Companies	16	$1.8 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	32	$2.5 billion	2	$620.0 million
Robert A. Vogel, Jr.
Registered Investment
Companies	16	$1.8 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	37	$2.5 billion	2	$620.0 million
Paul Grillo
Registered Investment
Companies	14	$4.3 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	19	$5.5 billion	0	$0
Thomas H. Chow
Registered Investment			0	$0
Companies	19	$8.0 billion
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	9	$1.3 billion	0	$0
Roger A. Early
Registered Investment
Companies	22	$4.9 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	0
Other Accounts	17	$2.9 billion	0	$0

			No. of Accounts	Total Assets in Accounts
	No. of	Total Assets	with Performance-	with Performance-Based
Name	Accounts	Managed	Based Fees	Fees
Kevin P. Loome
Registered Investment
Companies	20	$6.5 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	5	$479.3 million	0	$0
Nikhil G. Lalvani, CFA
Registered Investment
Companies	11	$4.4 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	38	$3.8 billion	2	$1.2 billion
Nashira S. Wynn
Registered Investment
Companies	16	$1.8 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	26	$2.5 billion	2	$620.0 million
Kristen E. Bartholdson
Registered Investment
Companies	16	$1.8 billion	0	$0
Other Pooled Investment
Vehicles	0	$0	0	$0
Other Accounts	24	$2.5 billion	2	$620.0 million

Description of Potential Material Conflicts of Interest
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account or fund may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

      Four of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

      Bonus – Mr. Nutt, Mr. Lombardi, Mr. Vogel, Mr. Lalvani, and Ms. Wynn . Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

      Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

      Bonus - Messrs. Loome, Early, Chow, and Grillo: Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

      Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

      For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. The Manager intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

      Stock Option Incentive Plan/Equity Compensation Plan : Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings Inc., is, in turn, an indirect, wholly-owned subsidiary of Lincoln.

      The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire 10 years after issuance. Options are awarded from time to time by the Manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

      Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants at the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three-year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than, or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares
      As of October 31, 2008, the portfolio managers owned no shares of the Funds.

TRADING PRACTICES AND BROKERAGE

      The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

      During the fiscal years ended October 31, 2006, 2007, and 2008, the aggregate dollar amounts of brokerage commissions paid by the Fund were $115,674, $70,221, and $126,667, respectively.

      Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

      As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

      During the fiscal year ended October 31, 2008, no portfolio transactions were directed to brokers for brokerage and research services provided.

      As of October 31, 2008, the Fund did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

      Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the Delaware Investments® Funds, such as custodian fees.

      The Fund has the authority to participate in a commission recapture program. Under the program, and subject to seeking best execution as described in this section, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STRUCTURE

Capitalization
      The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and non-assessable. Shares do not have preemptive rights. All shares represent an undivided proportionate interest in the assets of the Fund, and each share class has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes’ Plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Fund Classes may vote only on matters affecting the Rule 12b-1 Plan that relates to the class of shares they hold. However, Class B shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

     Effective as of the close of business on December 27, 1996, the Trust’s name was changed from Delaware Group Delaware Fund, Inc. to Delaware Group Equity Funds I, Inc., and the name of the Common Stock series was changed to Delaware Fund series. Effective as of December 28, 1999, the Trust’s name was changed from Delaware Group Equity Funds I, Inc. to Delaware Group Equity Funds I as part of a re-domestication.

      Prior to November 9, 1992, the Trust offered only one series, which is now known as the Fund, and one class of shares, Class A shares. The Fund began to offer Institutional Class shares, Class B shares, Class C shares, and Class R shares on November 9, 1992, September 6, 1994, November 29, 1995, and June 2, 2003, respectively. Prior to September 6, 1994, the Fund’s Class A shares were known as the Delaware Fund Class and the Fund’s Institutional Class shares were known as Delaware Fund (Institutional) Class. Effective as of the close of business on December 29, 1998, the name of the Delaware Fund was changed to Delaware Balanced Fund.

Noncumulative Voting
      The Trust’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

      As of May 31, 2007, the Fund ceased to permit new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares, except through reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, or exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’s pricing structure and eligibility requirements, if any.

      For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via supplement if there are any changes to these attributes, sales charges, or fees.

General Information
      Shares of the Funds are offered on a continuous basis by the Distributor and, for Classes other than the Institutional Class, may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares, if in the opinion of management such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares, Class B shares, and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be met.

      You may purchase up to $1 million of Class C shares of the Fund. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for $1 million or more of Class C shares. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

      Selling dealers are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

      The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

      FINRA has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

      Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares and Institutional Class shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

      Accounts of certain omnibus accounts and managed or asset-allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements -- Class A, Class B, and Class C shares
      The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Please note that as of May 31, 2007, the Fund ceased to permit new or subsequent investments, including through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A shares, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to 1.00% (0.25% of which is a service fee to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class C shares do not convert to another Class.

      The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

      In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that, like Class C shares, Class R shares do not have a front-end sales charge and, unlike Class C shares, Class R shares are not subject to a CDSC.

      For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees and, in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A shares, Class C shares and Class R shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSCs applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans Under Rule 12b-1 for the Fund Classes” below.

      Dividends, if any, paid on the Fund Classes and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of Rule 12b-1 Plan expenses relating to the Fund Classes that pay such expenses will be borne exclusively by such Classes. See “Determining Offering Price and Net Asset Value” below.

      Class A shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features - Class A shares,” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
      As described in the Fund Classes’ Prospectus, for initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

      In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A shares of the Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Deferred Sales Charge Alternative - Class B shares
      Class B shares were previously available for at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment would be invested in Fund shares. As discussed below, however, Class B shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

      Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B shares. These payments support the compensation paid to dealers or brokers for selling Class B shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees makes it possible for the Fund to sell Class B shares without deducting a front-end sales charge at the time of purchase.

      Holders of Class B shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B shares acquired as a result of the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class B shares
      Class B shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A shares. Conversions of Class B shares into Class A shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a “Conversion Date”). A business day is any day that the New York Stock Exchange (“NYSE”) is open for business (“Business Day”). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, an investor’s Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor’s Class B shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A shares.

      Class B shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A shares of that Fund (or, in the case of Delaware Cash Reserve Fund, the Consultant Class) pro rata with Class B shares of fund not acquired through dividend reinvestment.

      All such automatic conversions of Class B shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C shares
      Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

      Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to dealers or brokers for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

      Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes
      Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Class shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

      The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

      Effective June 1, 1992, the Board determined that the annual fee, payable on a monthly basis, for the Fund’s Class A shares under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by the Fund’s Class A shares that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund’s Class A shares that were acquired before June 1, 1992. While this is the method for calculating the Rule 12b-1 fees to be paid by the Fund’s Class A shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same per share rate. As the Fund’s Class A shares continue to be sold, the proportion of outstanding Class A shares that were sold on or after June 1, 1992 will increase. As the proportion of the outstanding Class A shares purchased on or after June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full 0.30% on the Class A shares’ assets at any time.

      The Plans do not limit fees to amounts actually expended by the Distributor. It is possible that the Distributor may realize a profit in any particular year in which payments pursuant to the Plans exceed the amounts actually expended by the Distributor.

     However, the Distributor currently expects that its distribution expenses will equal or exceed payments to it under the Plans. The Distributor may incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

      All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of the Trust, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board in the same manner as specified above.

     Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the applicable Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to the Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

      For the fiscal year ended October 31, 2008, Rule 12b-1 payments from the Fund’s Class A, Class B, Class C, and Class R shares were $408,129, $79,934, $44,723, and $1,260, respectively.

	Class A	Class B	Class C	R Class
Advertising	—	—	—	—
Annual/Semiannual Reports	$4,475	$442	$346	$263
Broker Sales Charges	—	—	—	—
Broker Trails*	$281,838	$3,972	—	—
Commissions to Wholesalers	—	$74,910	$32,348	—
Interest on Broker Sales Charges	—	—	—	—
Promotional-Other	$6,280	$57	$150	—
Prospectus Printing	$4,470	$553	$439	$896
Wholesaler Expenses	$111,066	—	$11,440	$101
Total	$408,129	$79,934	$44,723	$1,260
*	The broker trail amounts listed in this row are principally based on payments made to broker/dealers monthly. However, certain broker/dealers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers
     The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Fund, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

Special Purchase Features - Class A shares
      Buying Class A shares at Net Asset Value: The Fund Classes’ Prospectus sets forth the categories of investors who may purchase Class A shares at NAV. This section provides additional information regarding this privilege. The Fund must be notified in advance that a trade qualifies for purchase at NAV.

      As disclosed in the Fund Classes’ Prospectus, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV. The requirements are as follows:

  The purchase must be made by a group retirement plan (excluding defined benefit plans) (i) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004 and (ii) where the plan participants records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan (a) has in excess of $500,000 of plan assets invested in Class A shares of one or more Delaware Investments® Fund; or (b) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees. See “Group Investment Plans” below for information regarding the applicability of the Limited CDSC.

  The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

     As disclosed in the Fund Classes’ Prospectus certain legacy bank sponsored retirement plans may make purchases of Class A shares at net asset value. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

      Allied Plans: Class A shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A shares of designated Delaware Investments® Funds (“eligible Delaware Investments fund shares”), as well as shares of designated classes of non- Delaware Investments® Funds (“eligible non-Delaware Investments fund shares”). Class C shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments® and non-Delaware Investments® Funds, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” under “Investment Plans” below.

      A dealer’s commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A shares” above under “Alternative Investment Arrangements” above.

      The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described under “Waiver of Limited Contingent Deferred Sales Charge - Class A shares” under “Redemption and Exchange” below, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

      Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The Fund will not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class B and Class C shares of the Fund and the corresponding classes of shares of other Delaware Investments® Funds that offer such shares may be aggregated with Class A shares of the Fund and the corresponding class of shares of the other Delaware Investments® Funds.

      Employers offering a Delaware Investments retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A shares made by the plan. The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed letter of intent based on this acceptance criteria. The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B and Class C shares of the Fund and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

      Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

      Rights of Accumulation: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A shares, the charge applicable to the $10,000 purchase would be that applicable to a single purchase of $50,000. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Fund Classes’ Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

      12-Month Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Investments® Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class B or Class C shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The applicable prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

      Group Investment Plans : Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Fund Classes’ Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

      The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below under “Redemption and Exchange.” Notwithstanding the foregoing, the Limited CDSC for Class A shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

Reinvestment Plan
      Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of the Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

      Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends and distributions may be reinvested only in Shares of the same Class from which they arose. For example, dividends from Class R shares may be reinvested only in other Class R shares.

      Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell Education Savings Accounts (“Coverdell ESAs”), 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

Investing by Exchange
      If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800-523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional information set forth in the Fund’s Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Funds rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below. The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
      Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept for investment in Class A shares, Class C shares, or Class R shares through an agent bank, pre-authorized government or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

      Automatic Investing Plan: Shareholders of Class A shares or Class C shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

      Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
      You or your investment dealer may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option
      Shareholders can use the systematic exchange option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

      Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

      Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. This option also is not available to shareholders of the Institutional Classes.

Retirement Plans for the Fund Classes
      An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

      The CDSC may be waived on certain redemptions of Class B shares and Class C shares. See the Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

      Purchases of Class C shares must be in an amount that is less than $1 million for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

      Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See “Availability of Institutional Class shares” above. For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800 523-1918.

     Taxable distributions from the retirement plans described may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. Orders for purchases and redemptions of Class B shares, Class C shares, Class R shares, and Institutional Class shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

      The offering price for Class A shares is equal to the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00, Eastern Time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed.

     The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures, upon which such securities are primarily traded. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollars values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities and for securities whose closing prices are not readily available, the Manager uses methods approved by the Board that are designed to price securities at their fair market value.

     Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes each will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class the net asset value of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

General Information
      You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Fund’s Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B shares and Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares, and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

      Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of promptly transmitting orders to the Distributor. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers” above); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and NAV” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s NAV during any 90-day period for any one shareholder.

     The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

      Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class B and Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge - Class B shares and Class C shares” under “Purchasing Shares” above and the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

      Holders of Class B shares or Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B shares, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B shares for a longer period of time than if the investment in New Shares were made directly.

      Holders of Class A shares and Institutional Class shares of the Fund may exchange their shares for certain of the shares of other Delaware Investments® Funds, including other Class A shares and Institutional Class shares, but may not exchange their shares for Class B shares, Class C shares, or Class R shares of the Fund or of any other Delaware Investments® Fund. Holders of Class B shares of the Fund may exchange their shares only into Class B shares of other Delaware Investments® Funds. Similarly, holders of Class C shares of the Fund may exchange their shares only into Class C shares of other Delaware Investments® Funds. Class B shares of the Fund and Class C shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A shares of that Fund. Holders of Class R shares of the Fund may exchange their shares only into Class R shares of other Delaware Investments® Funds or, if Class R shares are not available for a particular fund, into the Class A shares of such Fund.

      Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B shares or Class C shares will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

      The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

     The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

     Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips”, or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserve the right to consider other trading patterns as market timing.

     Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
      You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

      Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Institutional Class shares. Certificates are not issued for Class B shares or Class C shares.

Written Exchange
      You may also write to the Fund (at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
      To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption: The Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

     Telephone Redemption -- Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

     Telephone Redemption -- Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should authorize this service when you open your account. If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your pre-designated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account. To redeem shares by telephone, simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, described herein. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
      You or your investment dealer may request redemptions of Fund Class shares by phone using on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your pre-designated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
      Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

      Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

      Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

      An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

      The systematic withdrawal plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value
      For purchases of $ million, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission as described above under “Dealer’s Commission” under “Purchasing Shares.”

      The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (i) the NAV at the time of purchase of the Class A shares being redeemed or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

      Redemptions of such Class A shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied, irrespective of whether the redemption triggering its payment is of Class A shares of the Fund or Class A shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

      Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CSDCs applicable to Class B and C Shares may be waived.

     As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at net asset value and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

Distributions
      The Fund intends to pay out substantially all of its net investment income and net realized capital gains. The Fund will normally make payments from net investment income on a quarterly basis. Any payments from net realized capital gains will be made during the first quarter of the next fiscal year, usually in December.

      All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class at the NAV of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election in writing to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your pre-designated bank account. See “Systematic Withdrawal Plans” above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

     Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s effort to locate a shareholder if a shareholder’s mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

      Each Class of shares of the Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A shares, Class B shares, Class C shares, and Class R shares alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

     Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment in Foreign Securities. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

     PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

      Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

     Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

  You sell some or all of your original shares within 90 days of their purchase, and

  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Conversion of Class B shares into Class A shares. The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

      Cost Basis Reporting . Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

      This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

      Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

     Securities purchased at discount. The Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

      Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

     Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

      Credit default swap agreements. The Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

      Investment in taxable mortgage pools (excess inclusion income) . The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

      The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number,

  certify that this number is correct,

  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

      Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      Capital gain dividends & short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

      Interest-related dividends. . With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

      Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

     Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

      The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

      These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

      Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

      U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

      U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     This discussion of “ Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

     To obtain the Fund’s most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

      Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent registered public accounting firm, for the fiscal year ended October 31, 2008, are included in the Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

PRINCIPAL HOLDERS

      As of January 31, 2009, management believes the following accounts held of record 5% or more of the outstanding shares of Class A shares, Class B shares, Class C shares, Class R shares, and the Institutional Class of the Fund. Management does not have knowledge of beneficial owners.

Fund Name	Class	Shareholders Name and address	Percentage
Delaware Balanced Fund	I	MCB TRUST SERVICES	6.98%
		CUST FBO SOUTHWEST
		GRAPHICS
		P/S 401(K)
		700 17TH ST STE 300
		DENVER CO 80202-3531
Delaware Balanced Fund	I	RS DMC EMPLOYEE MPP PLAN	85.72%

		DELAWARE MANAGEMENT CO

		EMPL MONEY PURCHASE
		PENSION
		C/O RICK SEIDEL
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Balanced Fund	C	FIRST CLEARING LLC	5.09%
		THE WEGLEY FAMILY TRUST
		JAMES E WEGLEY
		2225 VALE CREST RD
		MINNEAPOLIS MN 55422
Delaware Balanced Fund	C	MLPF&S FOR THE SOLE BENEFIT	6.66%
		OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DRIVE E, 2ND
		FL
		JACKSONVILLE FL 32246-6484

STATEMENT OF ADDITIONAL INFORMATION
 February 27, 2009

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

2005 Market Street
Philadelphia, PA 19103-7094

For Prospectuses, Performance, and Information on Existing Accounts of:
Class A shares, Class C shares, and Class R shares: 800 523-1918
Institutional Classes: 800 362-7500

Dealer Services (Broker/Dealers only): 800 362-7500

      This Statement of Additional Information (“Part B”) describes the shares of Delaware Mid Cap Value Fund (“Mid Cap Value Fund” or the “Fund”), which is series of Delaware Group Equity Funds I (the “Trust”). The Fund offers Class A shares, Class C shares, and Class R shares (together referred to as the “Fund Classes”), and an Institutional Class. All references to “shares” in this Part B refer to all classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust.

      This Part B supplements the information contained in the current prospectuses for the Fund (the “Prospectuses”), dated February 27, 2009, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. This Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or by phone toll-free at 800 523-1918. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund’s annual report (“Annual Report”) into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800 523-1918.

	Page		Page
Organization and Classification	2	Purchasing Shares	23
Investment Objectives, Restrictions, and Policies	2	Investment Plans	31
Investment Strategies and Risks	3	Determining Offering Price and Net Asset Value	34
Disclosure of Portfolio Holdings Information	9	Redemption and Exchange	35
Management of the Trust	10	Distributions and Taxes	40
Investment Manager and Other Service Providers	16	Performance Information	49
Portfolio Managers	18	Financial Statements	49
Trading Practices and Brokerage	20	Principal Holders	49
Capital Structure	22

1

ORGANIZATION AND CLASSIFICATION

Organization
     The Trust was originally organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware statutory trust on December 28, 1999.

Classification
     The Trust is an open-end management investment company. The Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
      The Fund’s investment objectives are described in the Prospectuses. The Fund’s investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees (the “Board”) must approve any changes to nonfundamental investment objectives and the Fund will notify shareholders prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions
     The Fund has adopted the following restrictions which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or staff of the U.S. Securities and Exchange Commission (the “SEC”) interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

2

Nonfundamental Investment Restriction
      In addition to the fundamental investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restriction, which are considered nonfundamental and may be changed by the Board of Trustees without shareholder approval: The Fund may not invest more than 10% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

      In applying the Fund’s fundamental policy concerning concentration that is described above, it is a matter of nonfundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

      Except for the Funds’ policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover
     Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

     The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

      For the fiscal year ended October 31, 2008, the Fund’s portfolio turnover rate was approximately 19%. The Fund commenced operation on February 1, 2008.

INVESTMENT STRATEGIES AND RISKS

      The Fund’s investment objectives, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. All investment strategies of the Fund are nonfundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Foreign Securities
      The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 25% of the value of its respective assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or American depositary receipts (“ADRs”), on which there are no such limits). Although the Fund may invest up to 25% of its net assets in foreign securities, the Manager typically invests only a small portion of the Fund’s portfolio in such securities.

     ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, and unsponsored ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

3

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to shareholders.

     Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing, and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers, and listed corporations than exist in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability, or diplomatic developments which could affect assets of the Fund held in foreign countries.

     The Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). Investors should be aware that there are costs and risks associated with such currency transactions. The Fund may enter into forward contracts to “lock in” the price of a security they have agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Fund’s securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

     The Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Fund’s foreign securities or will prevent loss if the prices of such securities should decline.

Investment Company Securities
     The Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that the Fund make in investment companies will involve the Fund’s pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act’s current limitations, the Fund may not: (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund’s total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

4

Options
     The Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund will not engage in option strategies for speculative purposes.

     Covered Call Writing: The Fund may write covered call options from time to time on such portion of their respective portfolios, without limit, as the Manager determines is appropriate in seeking to achieve their investment objectives. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

     The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis, which means that it will own the underlying security subject to a call option at all times during the option period or securities convertible or exchangeable into the securities subject to the call option at no additional consideration or the Fund owns a call option on the relevant securities with an exercise price no higher than the exercise price on the call option written or subject to any regulatory restrictions, an amount of cash or liquid high-grade debt obligations at least equal to the current underlying securities. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

5

     Purchasing Put Options: The Fund may invest up to 2% of its total assets in the purchase of put options. The Fund will, at all times during which they hold a put option, own the security covered by such option.

     The Fund intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Options on Stock Indices: A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

     Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

     As with stock options, the Fund may offset their positions in stock index options prior to expiration by entering into closing transactions, on an exchange or they may let the options expire unexercised.

     A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor’s 500 Index (“S&P 500”) or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100 (“S&P 100”). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange (the “NYSE”), and American Stock Exchange.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

6

     Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

     The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses, and to take advantage of the liquidity available in the option markets.

     Lastly, it should be noted that the Trust (on behalf of the Fund) has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

Portfolio Loan Transactions
      The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; (iii) the Fund must be able to terminate the loan after notice, at any time; (iv) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Fund may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting a loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

      One risk to which the Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk. Credit-worthiness will be monitored on an ongoing basis by the Manager.

      The cash collateral received by a Fund in connection with securities lending may be invested by, or on behalf of, the Funds. The earnings from collateral investments are typically shared among the Funds, its securities lending agent, and the borrower. A Fund may incur investment losses as a result of investing securities lending collateral.

Repurchase Agreements
     A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield of the debt security during the purchaser’s holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing its yield under such agreements which is monitored on a daily basis. While the Fund is permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

7

     The funds in the Delaware Investments® family (each, a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”), including the Trust, have obtained an exemption (the “Order”) from the SEC from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Investments® Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted Securities
     The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act. All of the Fund’s option activities will be engaged in a manner that is consistent with the SEC’s position concerning segregation of assets with the Fund’s custodian bank.

     While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     Investing in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that the Fund have no more than 10% of its net assets invested in illiquid securities.

U.S. Government Securities
     U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury, if needed to service their debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     An instrumentality of a U.S. Government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the FNMA.

     The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily NAV to fluctuate.

8

      In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Federal National Mortgage Association and Federal Home Loan Mortgage Corporation would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

      Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on the Funds’ Web site, www.delawareinvestments.com. In addition, on a 10-day lag, we also make available on the Web site a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

      Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

      The Funds may from time to time provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

      Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer, and the Funds’ proxy voting service (Institutional Shareholder Services). These entities are obligated to keep such information confidential.

      Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

      To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

      The Board will be notified of any substantial change to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

9

MANAGEMENT OF THE TRUST

Officers and Trustees
      The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. ”). As of February 24, 2009, the Trust’s officers and Trustees owned less than 1% of the outstanding shares of each Class of the Fund.

     The Trust’s Trustees and principal officers are noted below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne has served in	85	Director — Kaydon
2005 Market Street	President, Chief	Trustee since	various executive capacities at		Corp.
Philadelphia, PA 19103	Executive Officer,	August 16,	different times at Delaware
	and Trustee	2006	Investments.[2]		Board of Governors
April 1963					Member —
		President and			Investment Company
		Chief Executive			Institute (ICI)
		Officer since			(2007 – Present)
August 1, 2006
Member of
Investment
Committee — Cradle
of Liberty Council,
BSA
(Nov. 2007 –
Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007 – Present)

10

				Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Thomas L. Bennett	Trustee	Since March	Private Investor –	85	Director – Bryn
2005 Market Street		2005	(March 2004 – Present)		Mawr Bank Corp.
Philadelphia, PA 19103					(BMTC)
			Investment Manager –		(April 2007 –
October 1947			Morgan Stanley & Co.		Present)
			(January 1984 – March 2004)
					Chairman of
					Investment
					Committee –
					Pennsylvania
					Academy of Fine
					Arts (2007 – Present)
					Trustee
					(2004 – Present)

					Investment
					Committee and
					Governance
					Committee Member – Pennsylvania
					Horticultural Society
					(February 2006 –
					Present)

John A. Fry	Trustee	Since January	President –	85	Director –
2005 Market Street		2001	Franklin & Marshall College		Community Health
Philadelphia, PA 19103			(June 2002 – Present)		Systems

May 1960			Executive Vice President –
			University of Pennsylvania
			(April 1995 – June 2002)

Anthony D. Knerr	Trustee	Since April	Founder and Managing Director –	85	None
2005 Market Street		1990	Anthony Knerr & Associates
Philadelphia, PA 19103			(Strategic Consulting)
			(1990 – Present)
December 1938

Lucinda S. Landreth	Trustee	Since March	Chief Investment Officer –	85	None
2005 Market Street		2005	Assurant, Inc.
Philadelphia, PA 19103			(Insurance)
			(2002 – 2004)
June 1947

Ann R. Leven	Trustee	Since October	Consultant –	85	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair –
Philadelphia, PA 19103			(Financial Planning)		Systemax Inc.
			(1983 – Present)
November 1940

Thomas F. Madison	Trustee	Since May	President and Chief Executive	85	Director, Chair of
2005 Market Street		1997[3]	Officer – MLM Partners, Inc.		Compensation
Philadelphia, PA 19103			(Small Business Investing &		Committee, and
			Consulting)		Governance
February 1936			(January 1993 – Present)		Committee Member
					— CenterPoint
					Energy

					Lead Director, Audit
					Committee Chair,
					Chair of Governance
					Committee, and
					Compensation
					Committee Member
					— Digital River Inc.

11

Number of Portfolios
Name, Address, and	Position(s) Held	Length of Time	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Served	Past 5 Years	Overseen by Trustee	Held by Trustee
Independent Trustees
Director, Chair of
Governance
Committee, and
Audit Committee
Member –
Rimage
Corporation
Director and Chair of Compensation
Committee –
Spanlink
Communications
Lead Director
and Chair of
Compensation
and Governance
Committees –
Valmont
Industries, Inc.

Janet L. Yeomans	Trustee	Since April	Treasurer	85	None
2005 Market Street		1999	(January 2006 – Present)
Philadelphia, PA 19103
Vice President – Mergers &
July 1948			Acquisitions
(January 2003 – January 2006),
and Vice President
(July 1995 – January 2003)
3M Corporation

J. Richard Zecher	Trustee	Since March	Founder –	85	Director and Audit
2005 Market Street		2005	Investor Analytics		Committee Member
Philadelphia, PA 19103			(Risk Management)		–
			(May 1999 – Present)		Investor Analytics
July 1940
Founder –
Sutton Asset Management
(Hedge Fund)
(September 1996 – Present)

Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Time Served	Past 5 Years	Overseen by Officer	Held by Officer
Officers
David F. Connor	Vice President,	Vice President	David F. Connor has served as	85	None[4]
2005 Market Street	Deputy General	since	Vice President and Deputy
Philadelphia, PA 19103	Counsel, and	September	General Counsel at Delaware
	Secretary	2000 and	Investments since 2000.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President and	Treasurer since	Daniel V. Geatens has served in	85	None[4]
2005 Market Street	Treasurer	October 2007	various capacities at different
Philadelphia, PA 19103			times at Delaware Investments.
October 1972
David P. O’Connor	Senior Vice	Senior Vice	David P. O’Connor has served in	85	None[4]
2005 Market Street	President, General	President,	various executive and legal
Philadelphia, PA 19103	Counsel, and Chief	General	capacities at different times at
	Legal Officer	Counsel, and	Delaware Investments.
February 1966		Chief Legal
Officer since
October 2005

12

				Number of Portfolios
Name, Address, and	Position(s) Held	Length of	Principal Occupation(s) During	in Fund Complex	Other Directorships
Birthdate	with the Trust	Time Served	Past 5 Years	Overseen by Officer	Held by Officer
Officers
Richard Salus	Senior Vice	Chief Financial	Richard Salus has served in	85	None[4]
2005 Market Street	President and	Officer since	various executive capacities at
Philadelphia, PA 19103	Chief Financial	November	different times at Delaware
	Officer	2006	Investments.
October 1963
[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s Manager, principal underwriter, and transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

      The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Investments® Funds. The information related to the ownership of shares in the Fund is as of a date within 30 days of this Part B. The information related to the ownership of shares in all Delaware Investments® Funds is as of December 31, 2008.

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by
Name	Dollar Range of Equity Securities in the Trust	Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 - $50,000
John A. Fry	None	$10,001 - $50,000
Anthony D. Knerr	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$10,001 - $50,000

      The following table describes the aggregate compensation received by the Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the fiscal year ended October 31, 2008. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

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			Total Compensation
			from the Investment
	Aggregate	Retirement Benefits	Companies in the
	Compensation from	Accrued as Part of	Delaware Investments®
Trustee	the Trust	Fund Expenses	Complex[1]
Thomas L. Bennett	$1,515	None	$198,250
John A. Fry	$1,384	None	$181,167
Anthony D. Knerr	$1,270	None	$166,167
Lucinda S. Landreth	$1,346	None	$176,167
Ann R. Leven	$1,728	None	$226,167
Thomas F. Madison	$1,356	None	$177,833
Janet L. Yeomans	$1,365	None	$178,667
J. Richard Zecher	$1,365	None	$178,667

[1] Effective December 1, 2007, each Independent Trustee/Director will receive an annual retainer fee of $100,000 for serving as a Trustee/Director for all 31 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000.

     The Board has the following committees:

      Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Audit Committee held six meetings during the Trust’s last fiscal year.

      Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann Leven (ex officio). The Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

      Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

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      Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following five Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Proxy Voting Policy
      The Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

      In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the Fund and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com and (ii) on the SEC’s Web site at www.sec.gov.

      The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

      As stated above, the Procedures also list specific guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

      Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore do not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

15

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
      The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

      As of December 31, 200, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $115 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Radnor, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

      Delaware Investments is the marketing name for DMHI and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from the Trust’s name.

     The Fund’s Investment Management Agreement is dated December 28, 1999, as amended January 30, 2008, and was approved by the initial shareholder on that date. The Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the Trust’s Independent Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     As compensation for the services rendered under the Investment Management Agreements, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

0.75% of average daily net assets up to $500 million;
0.70% of average daily net assets from $500 million to $1 billion;
0.65% of average daily net assets from $1 billion to $2.5 billion; and
0.60% of average daily net assets thereafter.

      During the last fiscal year, the Fund paid the following investment management fees, after waivers: $0.

      Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Funds’ proportionate share of certain administrative expenses; the investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

16

Distributor
      The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI, and, therefore, of Lincoln. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board annually reviews fees paid to the Distributor.

      During the Fund’s last fiscal year, the Distributor received net commissions from the Fund on behalf of its Class A shares, after re-allowances to dealers, as follows:

Delaware Mid Cap Value Fund
Class A shares
	Total Amount of	Amounts
	Underwriting	Reallowed to	Net Commission
Fiscal Year Ended	Commissions	Dealers	to DDLP
10/31/08	$0	$0	$0

      During the last fiscal year, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments from the Fund with respect to Class A shares and CDSC payments with respect to the Fund’s Class C shares as follows:

Fiscal Year Ended	Class A	Class C
10/31/08	$0	$0

      Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Fund’s financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement (the “Financial Intermediary Agreement”) with the Distributor as of January 1, 2007. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries (collectively, “Financial Intermediaries”). The address of LFD is 130 N. Radnor-Chester Rd., Radnor, PA 19087-5221. The Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system. Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD’s services to the Funds are borne exclusively by the Distributor and not by the Fund.

Transfer Agent
      Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001, as amended. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Lincoln. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $27.00 for each open and $10.00 for each closed account on its records and each account held on a subaccounting system maintained by firms that hold accounts on an omnibus basis.

17

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

     The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

      DST Systems, Inc. (“DST”) provides subtransfer agency services to the Fund. In connection with these services, DST administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants
      Effective October 1, 2007, The Bank of New York Mellon Bank (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, DSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to each Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

      During the fiscal year ended October 31, 2008, the Fund paid the following amount to BNY Mellon for fund accounting and financial administration services: $103.

      During the fiscal year ended October 31, 2008, the Fund paid the following amount to DSC for fund accounting and financial administration oversight services: $723.

Custodian
      BNY Mellon also serves as custodian of the Fund’s securities and cash. As custodian for the Fund, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities. BNY Mellon also serves as the Fund’s custodian for their investments in foreign securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts
      The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of October 31, 2008 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

18

			No. of Accounts	Total Assets in Accounts
	No. of	Total Assets	with Performance-	with Performance-
Name	Accounts	Managed	Based Fees	Based Fees
Christopher S. Beck
Registered Investment Companies	6	$1.6 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	11	$95.2 million	0	0
Michael E. Hughes
Registered Investment Companies	6	$1.6 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5	$99.1 million	0	0
Kent Madden
Registered Investment Companies	6	$1.6 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7	$95.7 million	0	0
Kelley A. McKee
Registered Investment Companies	6	$1.6 billion	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	7	$95.0 million	0	0

Description of Potential Material Conflicts of Interest
     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Fund and the investment action for each account and the Fund may differ. For example, one account or the Fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio manager’s compensation consists of the following:

     Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

      Bonus : Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. The Manager keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

19

      Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

      Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a nonqualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

      Stock Option Incentive Plan/Equity Compensation Plan : Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (nonstatutory or “nonqualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMHI. DMHI is, in turn, an indirect, wholly owned subsidiary of Lincoln.

      The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire 10 years after issuance. Options are awarded from time to time by the Manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

      Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants at the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three-year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than, or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a predetermined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
      As of October 31, 2008, the portfolio managers did not own shares of Delaware Mid Cap Value Fund.

TRADING PRACTICES AND BROKERAGE

      The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

      During the last fiscal year, the aggregate dollar amounts of brokerage commissions paid by the Fund was as follows: $6,343.

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      Subject to best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include: providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

     As provided in the 1934 Act and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

      During the fiscal year ended October 31, 2008, portfolio transactions of the Fund in the amount of $119,828, resulting in brokerage commissions of $292, were directed to brokers for brokerage and research services provided.

      As of October 31, 2008, the Fund did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

      The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

      Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the Delaware Investments® Funds, such as custodian fees.

      The Fund has the authority to participate in a commission recapture program. Under the program, and subject to seeking best execution as described in this section, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted and may in the future act as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

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CAPITAL STRUCTURE

Capitalization
     The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Fund. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and non-assessable. Shares do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shares of a Fund’s Institutional Class may not vote on any matter that affects its respective Fund Classes’ Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

     Effective as of the close of business on December 27, 1996, the Trust’s name was changed from Delaware Group Delaware Fund, Inc. to Delaware Group Equity Funds I, Inc., and the name of the Common Stock series was changed to Delaware Fund series. Effective as of December 28, 1999, the Trust’s name was changed from Delaware Group Equity Funds I, Inc. to Delaware Group Equity Funds I as part of a re-domestication.

      Prior to November 9, 1992, the Trust offered only one series, which is now known as Delaware Balanced Fund and one class of shares, Class A shares. Delaware Balanced Fund began to offer Institutional Class shares, Class B Shares, Class C shares, and Class R shares on November 9, 1992, September 6, 1994, November 29, 1995, and June 2, 2003, respectively. Prior to September 6, 1994, Delaware Balanced Fund’s Class A shares were known as the Delaware Fund Class and the Fund’s Institutional Class shares were known as Delaware Fund (Institutional) Class. Effective as of the close of business on December 29, 1998, the name of the Delaware Fund was changed to Delaware Balanced Fund.

     The Trust established Delaware Mid Cap Value Fund on January 30, 2008.

Noncumulative Voting
      The Trust’s shares have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

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PURCHASING SHARES

General Information
      Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of management such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees and employees of any Delaware Investments® Fund, the Manager or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an automatic investing plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be met.

      You may purchase up to $1 million of Class C shares of the Fund. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for $1 million or more of Class C shares. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

      Selling dealers are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

      Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A shares and Institutional Class shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

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      Accounts of certain omnibus accounts and managed or asset-allocation programs may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements - Class A and C Shares
      The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A shares, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which is a service fee to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class C shares do not convert to another Class.

      The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

      Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%. Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

      In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that, like Class C shares, Class R shares do not have a front-end sales charge and, unlike Class C shares, Class R shares are not subject to a CDSC.

      For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A shares, Class C shares and Class R shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSCs applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Fund Classes” below.

      Dividends, if any, paid on Class A shares, Class C shares, Class R shares and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Fund Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” below for more information.

      Class A shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features - Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

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     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
      As described in the Fund Classes’ Prospectus, for initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

      In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds as to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A shares of the Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class C shares
      Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See “Waiver of Contingent Deferred Sales Charge--Class C shares” under “Redemption and Exchange” for the Fund Classes for a list of the instances in which the CDSC is waived.

      In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Level Sales Charge Alternative - Class C shares
      Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

      Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to dealers or brokers for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

25

      Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this Part B. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes
      Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Fund Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

      The Plans permit the Fund, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes.

      In addition, the Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services in respect of a Fund Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class C shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

      The maximum aggregate fee payable by the Fund under its Plans, and the Fund’s Distribution Agreement, is on an annual basis, up to 0.25% of the Fund's Class A shares average daily net assets for the year up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of the Class C shares’ average daily net assets for the year and up to 0.60% of Class R shares’ average daily net assets for the year. The Fund’s Distributor may reduce/waive these amounts at any time.

     While payments pursuant to the Plans may not exceed the foregoing amounts, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

26

      Each year, the Board must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for their review.

      For the fiscal year ended October 31, 2008, Rule 12b-1 payments from the Fund’s Class A, Class C, and Class R shares were $37, $1, and $0, respectively.

	Class A	Class C	Class R
Advertising	—	—	—
Annual/Semiannual Reports	—	—	—
Broker Sales Charges	—	—	—
Broker Trails*	$35	—	—
Commissions to Wholesalers	—	—	—
Interest on Broker Sales Charges	—	—	—
Promotional-Other	—	—	—
Prospectus Printing	—	—	—
Wholesaler Expenses	$2	—	—
Total	$37	$1	$0

*	The broker trail amounts listed in this row are principally based on payments made to broker/dealers monthly. However, certain broker/dealers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Other Payments to Dealers - Class A, Class C and Class R shares
      The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Fund, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative or shareholder processing services, marketing and educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Fund’s shares. The Fund’s Manager or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries.

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Special Purchase Features – Class A shares
      Buying Class A shares at Net Asset Value: The Fund Classes’ Prospectus sets forth the categories of investors who may purchase Class A shares at NAV. This section provides additional information regarding this privilege. The Fund must be notified in advance that a trade qualifies for purchase at NAV.

      As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV. The requirements are as follows:

  The purchase must be made by a group retirement plan (excluding defined benefit plans): (a) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004; and (b) where the plan participants records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan: (a) has in excess of $500,000 of plan assets invested in Class A shares of one or more Delaware Investments® Fund; or (b) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees. See “Group Investment Plans” below for information regarding the applicability of the Limited CDSC.

  The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

      As disclosed in the Fund Classes’ Prospectuses certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

      Allied Plans: Class A shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non-Delaware Investments® Funds (“eligible non-Delaware Investments® Fund shares”). Class C shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments® and eligible non-Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non-Delaware Investments® Fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments® and non-Delaware Investments® Funds, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” below.

      A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A shares” above under “Purchasing Shares.”

      The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectuses, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments® and non-Delaware Investments® Fund shares. When eligible Delaware Investments® Fund shares are exchanged into eligible non-Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

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      Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The Fund will not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their letter of intent toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Fund and the corresponding classes of shares of other Delaware Investments® Funds that offer such shares may be aggregated with Class A shares of the Fund and the corresponding class of shares of the other Delaware Investments® Funds.

      Employers offering a Delaware Investments retirement plan may also complete a letter of intent to obtain a reduced front-end sales charge on investments of Class A shares made by the plan. The aggregate investment level of the letter of intent will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed letter of intent based on this acceptance criteria. The 13-month period will begin on the date this letter of intent is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this letter of intent is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another letter of intent) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their letter of intent) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class C shares of the Fund and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

      Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

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      Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also combine any subsequent purchases of Class A shares and Class C shares, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Fund which do not carry a front-end sales charge, CDSC, or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Fund Classes’ Prospectus to determine the applicability of the right of accumulation to their particular circumstances.

      12-Month Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Investments® Funds. The reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

      Group Investment Plans: Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Fund Classes’ Prospectuses, based on total plan assets. If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

      The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” under “Redemption and Exchange” below. Notwithstanding the foregoing, the Limited CDSC for Class A shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

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INVESTMENT PLANS

Reinvestment Plan
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Reinvestment of Dividends in other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

      Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A shares may not be directed to Class C shares or Class R shares. Dividends from Class C shares may only be directed to other Class C shares and dividends from Class R shares may only be directed to other Class R shares.

      Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, Coverdell Education Savings Accounts (“Coverdell ESAs”), 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

Investing by Exchange
     If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund’s Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
      The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below. The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

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Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept for investment in the Fund Classes, through an agent bank, pre-authorized government or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

      Automatic Investing Plan: Shareholders of Class A shares and Class C shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans.

*      *      *

      Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service
      You or your investment dealer may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

     It may take up to four business days for the transactions to be completed. A business day is any day that the NYSE is open for business (“Business Day”). You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

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Systematic Exchange Option
      Shareholders can use the systematic exchange option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the systematic exchange option. If in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

      Periodic investment through the systematic exchange option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

      This option is not available to participants in the following plans: SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. This option also is not available to shareholders of the Institutional Classes.

Retirement Plans for the Fund Classes
      An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

      The CDSC may be waived on certain redemptions of Class C shares. See the Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

      Purchases of Class C shares must be in an amount that is less than $1 million for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

      Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. For additional information on any of the plans and Delaware Investments’ retirement services, call the Shareholder Service Center at 800 523-1918.

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      Taxable distributions from the retirement plans described may be subject to withholding.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases and redemptions of Class C shares, Class R shares and Institutional Class shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. See “Distributor” under “Investment Advisor and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

      The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

      The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

     Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class’ percentage in the Fund represented by the value of shares of such Class, except that Institutional Class will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

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REDEMPTION AND EXCHANGE

General Information
      You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Fund’s Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

     Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by them are not reasonably practical, or they are not reasonably practical for the Fund fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

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     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

     The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

      Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge - Class C shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectuses. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

      Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.

      Holders of Class A shares of the Fund may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A shares, but may not exchange their Class A shares for Class C shares or Class R shares of the Fund or of any other Delaware Investments® Fund. Holders of Class C shares of the Fund are permitted to exchange all or part of their Class C shares only into Class C shares of any other Delaware Investments® Fund. Class C shares of the Fund acquired by exchange will continue to carry the CDSC of the fund from which the exchange is made. Holders of Class R shares of the Fund are permitted to exchange all or part of their Class R shares only into Class R shares of other Delaware Investments® Funds or, if Class R shares are not available for a particular fund, into the Class A shares of the Fund.

      Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares of the Fund will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

     The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

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      Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips” or, in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 Business Days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption
      You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

      Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A shares and Institutional Class shares. Certificates are not issued for Class C shares.

Written Exchange
      You may also write to the Fund (at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
      To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption: Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

     The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

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     Telephone Redemption -- Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

      Telephone Redemption -- Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should authorize this service when you open your account. If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service
      You or your investment dealer may request redemptions of Fund Class shares by phone using on demand service. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m., Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans
      Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

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      Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

      Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for C Shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

      An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

      The systematic withdrawal plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

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Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value
      For purchases of $1 million, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

      The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

      Redemptions of such Class A shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund or Class A shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
      Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSCs applicable to C Shares may be waived.

     As disclosed in the Fund Classes’ Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.
DISTRIBUTIONS AND TAXES

Distributions
     The policy of the Trust is to distribute substantially all of the Fund's net investment income and net realized capital gains, if any, annually in the amount and at the times that will avoid any federal income or excise taxes. This may require additional payments, if any, to be made during the first quarter of the following taxable year.

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     All dividends and any capital gains will be automatically reinvested in additional shares of the same Class of the Fund at the NAV of the ex-dividend date unless you otherwise designate in writing that such dividends and/or distributions are to be paid in cash. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLineSM Direct Deposit Service and have such payments transferred from your Fund account to your pre-designated bank account. See "Systematic Withdrawal Plans" above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

      Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund's effort to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

      Each class of shares of the Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A shares, Class C shares and Class R shares alone will incur distribution fees under their respective Rule 12b-1 Plans.

Taxes
     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

     Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Investment in Foreign Securities. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

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      PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

      Election to be Taxed as a Regulated Investment Company. The Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

     (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

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     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

     Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

     Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

     Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another fund, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Cost Basis Reporting. Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

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     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

      This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

      Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

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      Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

     Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

     Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

     Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

      Investment in taxable mortgage pools (excess inclusion income) . The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the Fund does not intend to invest in U.S.-REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

      The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Fund is awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

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     Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

      Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

     In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains and, with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      Capital gain dividends & short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

46

      Interest-related dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

      Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors . It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

      Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income . Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

      The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

  The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
  If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
  In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

      These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

47

      Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

      U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

      U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     This discussion of “ Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

48

PERFORMANCE

     To obtain the Fund’s most current performance information, please call (800) 523-1918 or visit www.delawareinvestments.com.

     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

      Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended October 31, 2008, are included in the Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

PRINCIPAL HOLDERS

      As of January 31, 2009, management believes the following accounts held 5% or more of the outstanding shares of the Funds. Management does not have knowledge of beneficial owners.

Fund	Class	Shareholder	Percentage
Delaware Mid-Cap Value	A	DOUGLAS R GLENNON	24.47%
		NAPLES FL
Delaware Mid-Cap Value	A	NFS LLC	10.63%
		FEBO SCARF
		CYPRESS TX
Delaware Mid-Cap Value	A	PERSHING LLC	30.09%
		PO BOX 2052
		JERSEY CITY NJ 07303-2052
Delaware Mid-Cap Value	A	EDWARD D JONES & CO	6.23%
		CUSTODIAN
		FBO SIMON IRA
		HOUSTON TX
Delaware Mid-Cap Value	A	IRA FBO VOTH	10.72%
		PTC AS CUSTODIAN
		PALM DESERT CA
Delaware Mid-Cap Value	A	RAYMOND JAMES & ASSOC INC	5.41%
		CSDN
		FBO JELLISON IRA
		ELKHART IN

49

Delaware Mid-Cap Value	A	CLAIRE L DENENBERG TTEE	6.77%
		C/O LYNNE WARREN
		BOCA RATON FL
Delaware Mid-Cap Value	C	HOME FEDERAL SAVINGS AND	8.50%
		LOAN
		RONALD J HAND
		500 12TH AVE S PO BOX 190
		NAMPA ID 83653-0190
Delaware Mid-Cap Value	C	DMTC CUSTODIAN FOR THE IRA	86.76%
		OF THIELEN
		LORTON VA
Delaware Mid-Cap Value	I	C/O MUTUAL FUNDS	67.60%
		WILMINGTON TRUST COMPANY
		TTEE FBO LINCOLN NATL CORP
		EMP SVGS & RET PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid-Cap Value	I	C/O MUTUAL FUNDS	18.60%
		WILMINGTON TRUST CO TTEE
		FBO LINCOLN NTL LIFE INS CO
		AGT SVGS PL
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid-Cap Value	I	C/O MUTUAL FUNDS	11.12%
		WILMINGTON TRUST CO TRUSTEE
		FBO DELAWARE MGMT
		HOLDINGS INC EMP
		PO BOX 8880
		WILMINGTON DE 19899-8880
Delaware Mid-Cap Value	R	DELAWARE MANAGEMENT	31.20%
		BUSINESS TRUST - DIA
		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
Delaware Mid-Cap Value	R	DELAWARE SERVICE CO	34.49%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042
Delaware Mid-Cap Value	R	DELAWARE SERVICE CO	34.31%
		CONTROL ACCOUNT
		ATTN PATRICK DWYER
		2005 MARKET ST
		PHILADELPHIA PA 19103-7042

50

PART C
(Delaware Group® Equity Funds I)
File Nos. 002-10765/811-00249
Post-Effective Amendment No. 124

OTHER INFORMATION

Item 23.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

(i) Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement and Declaration of Trust. Articles III, IV, V and VI of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

		(2)	By-Laws. Article II of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (December 28, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 111 filed October 30, 2000.

(i) Executed Amendment (January 30, 2008) to Exhibit A to the Investment Management Agreement attached as Exhibit No. EX-99.d.1.i.

(ii) Executed Investment Advisory Expense Limitation Letter (July 2008) between Delaware Management Company (a series of Delaware Management Business Trust) and Registrant attached as Exhibit No. EX-99.d.1.ii.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

(i) Executed Distribution Agreement (January 30, 2008) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.e.1.i.

1

(ii) Executed Distribution Expense Limitation Letter (February 2009) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX- 99.e.1.ii.

	(2)	Financial Intermediary Distribution Agreement.

(i) Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L.P. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 120 filed February 26, 2007.

	(3)	Dealer’s Agreement (January 2001) incorporated into this filing by reference to Post- Effective Amendment No. 114 filed December 30, 2002.

	(4)	Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

	(5)	Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

	(6)	Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post- Effective Amendment No. 117 filed December 27, 2004.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant attached as Exhibit No. EX-99.g.1.

	(2)	Executed Securities Lending Authorization (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post- Effective Amendment No. 113 filed December 28, 2001.

(i) Executed Amendment Letter (August 23, 2002) to the Shareholder Services Agreement between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 116 filed December 30, 2003.

(ii) Executed Schedule B (June 1, 2008) to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.

	(2)	Executed Fund Accounting and Financial Administration Services Agreement (October 1, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 122 filed January 30, 2008.

	(3)	Executed Fund Accounting and Financial Administration Oversight Agreement (October 1, 2007) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

2

	(i)	Legal Opinion.

		(1)	Opinion and Consent of Counsel (October 29, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

		(2)	Opinion and Consent of Counsel (January 29, 2008) with respect to Delaware Mid Cap Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 122 filed January 30, 2008.

	(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (February 2009) attached as Exhibit No. EX-99.j.

	(k)	Omitted Financial Statements. Not applicable.

	(l)	Initial Capital Agreements. Not applicable.

	(m)	Rule 12b-1 Plans.

		(1)	Plan under Rule 12b-1 for Class A (January 30, 2008) attached as Exhibit No. EX-99.m.1.

		(2)	Plan under Rule 12b-1 for Class B (January 30, 2008) attached as Exhibit No. EX-99.m.2.

		(3)	Plan under Rule 12b-1 for Class C (January 30, 2008) attached as Exhibit No. EX-99.m.3.

		(4)	Plan under Rule 12b-1 for Class R (January 30, 2008) attached as Exhibit No. EX-99.m.4.

	(n)	Rule 18f-3 Plan.

		(1)	Plan under Rule 18f-3 (August 31, 2006) attached as Exhibit No. EX-99.n.1.

(i) Appendix A (November 19, 2008) to Plan under Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.

	(o)	Reserved.

	(p)	Codes of Ethics.

		(1)	Code of Ethics for the Delaware Investments Family of Funds (August 2008) attached as Exhibit No. EX-99.p.1.

		(2)	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (August 2008) attached as Exhibit No. EX-99.p.2.

		(3)	Code of Ethics for Lincoln Financial Distributors, Inc. (June 2007) incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

	(q)	Other. Powers of Attorney (May 17, 2007) incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007. Article VI of the Amended and Restated By-Laws (November 16, 2006) incorporated into this filing by reference to Post-Effective Amendment No. 121 filed November 16, 2007.

3

Item 26.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax Free Fund, Delaware Group Tax Free Money Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Optimum Fund Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of other Delaware Investments Funds®, and certain officers are also officers of these other funds. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds® (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Patrick P. Coyne	President	Chairman/President/Chief	Mr. Coyne has served in various
		Executive Officer	executive capacities within
Delaware Investments

President – Lincoln National
Investment Companies, Inc.

Director – Kaydon Corp.

Board of Governors Member –
Investment Company Institute
(ICI)

Member of Investment
Committee Cradle of Liberty
Council, BSA

Finance Committee Member –
St. John Vianney Roman
Catholic Church
Michael J. Hogan[1]	Executive Vice	Executive Vice	Mr. Hogan has served in
	President/Head of Equity	President/Head of Equity	various executive capacities
	Investments	Investments	within Delaware Investments

4

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
John C. E. Campbell	Executive Vice	None	Mr. Campbell has served in
	President/Global		various executive capacities
	Marketing & Client		within Delaware Investments
Services
Philip N. Russo	Executive Vice	None	Mr. Russo has served in various
	President/Chief		executive capacities within
	Administrative Officer		Delaware Investments
See Yeng Quek	Executive Vice	Executive Vice	Mr. Quek has served in various
	President/Managing	President/Managing	executive capacities within
	Director/Chief	Director, Fixed Income	Delaware Investments
Investment Officer,
	Fixed Income		Executive Vice
President/Managing Director/
Chief Investment Officer, Fixed
Income –Lincoln National
Investment Companies, Inc.

Director/Trustee - HYPPCO
Finance Company Ltd.
Douglas L. Anderson	Senior Vice President –	None	Mr. Anderson has served in
	Operations		various executive capacities
within Delaware Investments
Marshall T. Bassett	Senior Vice	Senior Vice President/Chief	Mr. Bassett has served in
	President/Chief	Investment Officer —	various executive capacities
	Investment Officer —	Emerging Growth Equity	within Delaware Investments
Emerging Growth Equity
Joseph R. Baxter	Senior Vice	Senior Vice President/Head	Mr. Baxter has served in
	President/Head of	of Municipal Bond	various executive capacities
	Municipal Bond	Investments	within Delaware Investments
Investments
Christopher S. Beck	Senior Vice	Senior Vice	Mr. Beck has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments
Michael P. Buckley	Senior Vice	Senior Vice	Mr. Buckley has served in
	President/Director of	President/Director of	various executive capacities
	Municipal Research	Municipal Research	within Delaware Investments
Stephen J. Busch	Senior Vice President –	Senior Vice President–	Mr. Busch has served in various
	Investment Accounting	Investment Accounting	executive capacities within
Delaware Investments
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —	Mr. Capuzzi has served in
	Investment Systems	Investment Systems	various executive capacities
within Delaware Investments
Lui-Er Chen[2]	Senior Vice	Senior Vice	Mr. Chen has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager/Chief	Manager/Chief Investment	Delaware Investments
	Investment Officer,	Officer, Emerging Markets
Emerging Markets
Thomas H. Chow	Senior Vice	Senior Vice	Mr. Chow has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments
Robert F. Collins	Senior Vice	Senior Vice	Mr. Collins has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager	Manager	within Delaware Investments

5

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Stephen J. Czepiel[3]	Senior Vice	Senior Vice	Mr. Czepiel has served in
	President/Portfolio	President/Portfolio	various executive capacities
	Manager/Senior	Manager/Head Municipal	within Delaware Investments
	Municipal Bond Trader	Bond Trader
Chuck M. Devereux	Senior Vice	Senior Vice	Mr. Devereux has served in
	President/Senior	President/Senior Research	various executive capacities
	Research Analyst	Analyst	within Delaware Investments
Roger A. Early[4]	Senior Vice	Senior Vice	Mr. Early has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments
Stuart M. George	Senior Vice	Senior Vice President/Head	Mr. George has served in
	President/Head of Equity	of Equity Trading	various executive capacities
	Trading		within Delaware Investments
Paul Grillo	Senior Vice	Senior Vice	Mr. Grillo has served in various
	President/Senior	President/Senior Portfolio	executive capacities within
	Portfolio Manager	Manager	Delaware Investments
William F. Keelan	Senior Vice	Senior Vice	Mr. Keelan has served in
	President/Director of	President/Director of	various executive capacities
	Quantitative Research	Quantitative Research	within Delaware Investments
Kevin P. Loome[5]	Senior Vice	Senior Vice	Mr. Loome has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager/Head	Manager/Head of High	within Delaware Investments
	of High Yield	Yield Investments
Investments
Francis X. Morris	Senior Vice	Senior Vice President/Chief	Mr. Morris has served in
	President/Chief	Investment Officer — Core	various executive capacities
	Investment Officer —	Equity	within Delaware Investments
Core Equity
Brian L. Murray, Jr.	Senior Vice	Senior Vice President/	Mr. Murray has served in
	President/Chief	Chief Compliance Officer	various executive capacities
	Compliance Officer		within Delaware Investments

Senior Vice President/Chief
Compliance Officer – Lincoln
National Investment
Companies, Inc.
Susan L. Natalini	Senior Vice	None	Ms. Natalini has served in
	President/Marketing &		various executive capacities
	Shared Services		within Delaware Investments
D. Tysen Nutt	Senior Vice	Senior Vice President/Chief	Mr. Nutt has served in various
	President/Chief	Investment Officer,	executive capacities within
	Investment Officer,	Large Cap Value Equity	Delaware Investments
Large Cap Value Equity
Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Derivatives	President/Derivatives	various executive capacities
	Manager	Manager	within Delaware Investments
David P. O’Connor	Senior Vice	Senior Vice	Mr. O’Connor has served in
	President/Strategic	President/Strategic	various executive capacities
	Investment Relationships	Investment Relationships	within Delaware Investments
	and Initiatives/General	and Initiatives/General
	Counsel	Counsel	Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General

6

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Counsel/Chief Legal Officer –
Optimum Fund Trust

Senior Vice President/ Strategic
Investment Relationships and
Initiatives/ General
Counsel/Chief Legal Officer -
Lincoln National Investment
Companies, Inc.
Philip R. Perkins	Senior Vice	Senior Vice	Mr. Perkins has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager	Manager	within Delaware Investments
Richard Salus	Senior Vice President/	Senior Vice President/Chief	Mr. Salus has served in various
	Controller/Treasurer	Financial Officer	executive capacities within
Delaware Investments

Senior Vice President/
Controller/Treasurer - Lincoln
National Investment
Companies, Inc.

Senior Vice President/Chief
Financial Officer – Optimum
Fund Trust
Jeffrey S. Van Harte[6]	Senior Vice	Senior Vice President/Chief	Mr. Van Harte has served in
	President/Chief	Investment Officer —	various executive capacities
	Investment Officer —	Focus Growth Equity	within Delaware Investments
Focus Growth Equity
Babak Zenouzi[7]	Senior Vice	Senior Vice	Mr. Zenouzi has served in
	President/Senior	President/Senior Portfolio	various executive capacities
	Portfolio Manager	Manager	within Delaware Investments
Gary T. Abrams	Vice President/Senior	Vice President/Senior	Mr. Abrams has served in
	Equity Trader	Equity Trader	various executive capacities
within Delaware Investments
Christopher S.	Vice President/Portfolio	Vice President/Portfolio	Mr. Adams has served in
Adams	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Damon J. Andres	Vice President/Senior	Vice President/Senior	Mr. Andres has served in
	Portfolio Manager	Portfolio Manager	various executive capacities
within Delaware Investments
Wayne A. Anglace[8]	Vice President/Credit	Vice President/Credit	Mr. Anglace has served in
	Research Analyst	Research Analyst	various executive capacities
within Delaware Investments
Margaret MacCarthy	Vice	Vice President/Investment	Ms. Bacon has served in various
Bacon[9]	President/Investment	Specialist	executive capacities within
	Specialist		Delaware Investments
Todd Bassion[10]	Vice President/Senior	Vice President/Portfolio	Mr. Bassion has served in
	Research Analyst	Manager	various executive capacities
within Delaware Investments
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)	Ms. Bennick has served in
	Reporting	Reporting	various executive capacities
within Delaware Investments

7

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Richard E. Biester	Vice President/Equity	Vice President/Equity	Mr. Biester has served in
	Trader	Trader	various executive capacities
within Delaware Investments
Patricia L. Bakely	Vice President/Assistant	Vice President/Assistant	Ms. Bakely has served in
	Controller	Controller	various executive capacities
within Delaware Investments
Christopher J.	Vice President/Senior	Vice President/Senior	Mr. Bonavico has served in
Bonavico[11]	Portfolio	Portfolio Manager/Equity	various executive capacities
	Manager/Equity Analyst	Analyst	within Delaware Investments
Vincent A.	Vice President/Senior	Vice President/Senior	Mr. Brancaccio has served in
Brancaccio	Equity Trader	Equity Trader	various executive capacities
within Delaware Investments
Kenneth F. Broad[12]	Vice President/Senior	Vice President/Senior	Mr. Broad has served in various
	Portfolio	Portfolio Manager/Equity	executive capacities within
	Manager/Equity Analyst	Analyst	Delaware Investments
Kevin J. Brown[13]	Vice President/	Vice President/	Mr. Brown has served in
	Senior Investment	Senior Investment	various executive capacities
	Specialist	Specialist	within Delaware Investments
Mary Ellen M.	Vice President/Client	Vice President/Client	Ms. Carrozza has served in
Carrozza	Services	Services	various executive capacities
within Delaware Investments
Stephen G. Catricks	Vice President/Portfolio	Vice President/Portfolio	Mr. Catricks has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Wen-Dar Chen[14]	Vice President/Portfolio	Vice President/Portfolio	Mr. Chen has served in various
	Manager	Manager	executive capacities within
Delaware Investments
Anthony G.	Vice President/Assistant	Vice President/Associate	Mr. Ciavarelli has served in
Ciavarelli	General	General Counsel/Assistant	various executive capacities
	Counsel/Assistant	Secretary	within Delaware Investments
Secretary
Vice President/Associate
General Counsel/Assistant
Secretary – Lincoln National
Investment Companies, Inc.
David F. Connor	Vice President/Deputy	Vice President/Deputy	Mr. Connor has served in
	General	General Counsel/Secretary	various executive capacities
	Counsel/Secretary		within Delaware Investments

Vice President/Deputy General
Counsel/Secretary – Optimum
Fund Trust

Vice President/Deputy General
Counsel/ Secretary - Lincoln
National Investment
Companies, Inc.
Michael Costanzo	Vice	Vice President/Performance	Mr. Costanzo has served in
	President/Performance	Analyst Manager	various executive capacities
	Analyst Manager		within Delaware Investments
Kishor K. Daga	Vice	Vice President/Derivatives	Mr. Daga has served in various
	President/Derivatives	Operations	executive capacities within
	Operations		Delaware Investments

8

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Cori E. Daggett	Vice President/Counsel/	Vice President/Associate	Ms. Daggett has served in
	Assistant Secretary	General Counsel/Assistant	various executive capacities
		Secretary	within Delaware Investments
Craig C. Dembek[15]	Vice President/Senior	Vice President/Senior	Mr. Dembek has served in
	Research Analyst	Research Analyst	various executive capacities
within Delaware Investments
Camillo D’Orazio	Vice	Vice President/Investment	Mr. D’Orazio has served in
	President/Investment	Accounting	various executive capacities
	Accounting		within Delaware Investments
Christopher M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Ericksen has served in
Ericksen[16]	Manager/Equity Analyst	Manager/Equity Analyst	various executive capacities
within Delaware Investments
Joel A. Ettinger	Vice President –	Vice President – Taxation	Mr. Ettinger has served in
	Taxation		various executive capacities
within Delaware Investments

Vice President/Taxation -
Lincoln National Investment
Companies, Inc.
Devon K. Everhart	Vice President/Senior	Vice President/Senior	Mr. Everhart has served in
	Research Analyst	Research Analyst	various executive capacities
within Delaware Investments
Joseph Fiorilla	Vice President – Trading	Vice President – Trading	Mr. Fiorilla has served in
	Operations	Operations	various executive capacities
within Delaware Investments
Charles E. Fish	Vice President/Senior	Vice President/Senior	Mr. Fish has served in various
	Equity Trader	Equity Trader	executive capacities within
Delaware Investments
Clifford M. Fisher	Vice President/Senior	Vice President/Senior	Mr. Fisher has served in various
	Municipal Bond Trader	Municipal Bond Trader	executive capacities within
Delaware Investments
Patrick G. Fortier[17]	Vice President/Portfolio	Vice President/Portfolio	Mr. Fortier has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various executive capacities
within Delaware Investments
Paul D. Foster	Vice	None	Mr. Foster has served in various
	President/Investment		executive capacities within
	Specialist — Emerging		Delaware Investments
Growth Equity
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio	Ms. Franchetti has served in
	Manager/Municipal	Manager/Municipal Bond	various executive capacities
	Bond Credit Analyst	Credit Analyst	within Delaware Investments
Lawrence G.	Vice President/ Senior	Vice President/ Senior	Mr. Franko has served in
Franko[18]	Equity Analyst	Equity Analyst	various executive capacities
within Delaware Investments
Daniel V. Geatens	Vice President/Director	Vice President/Treasurer	Mr. Geatens has served in
	of Financial		various executive capacities
	Administration		within Delaware Investments
Barry S. Gladstein	Vice President/Portfolio	Vice President/Portfolio	Mr. Gladstein has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Gregory A. Gizzi[19]	Vice President/ Head	Vice President/ Head	Mr. Gizzi has served in various
	Municipal Bond Trader	Municipal Bond Trader	exective capacities with
Delaware Investments

9

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Gregg Gola[20]	Vice President/Senior	Vice President/Senior High	Mr. Gola has served in various
	High Yield Trader	Yield Trader	executive capacities within
Delaware Investments
Christopher	Vice President/Senior	Vice President/Senior	Mr. Gowlland has served in
Gowlland[21]	Quantitative Analyst	Quantitative Analyst	various executive capacities
within Delaware Investments
Edward Gray[22]	Vice President/Senior	Vice President/Senior	Mr. Gray has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments

David J. Hamilton	Vice President/Fixed	Vice President/Credit	Mr. Hamilton has served in
	Income Analyst	Research Analyst	various executive capacities
within Delaware Investments
Brian Hamlet[23]	Vice President/Senior	Vice President/Senior	Mr. Hamlet has served in
	Corporate Bond Trader	Corporate Bond Trader	various executive capacities
within Delaware Investments
Lisa L. Hansen[24]	Vice President/Head of	Vice President/Head of	Ms. Hansen has served in
	Focus Growth Equity	Focus Growth Equity	various executive capacities
	Trading	Trading	within Delaware Investments
Gregory M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Heywood has served in
Heywood[25]	Manager/Equity Analyst	Manager/Equity Analyst	various executive capacities
within Delaware Investments
Sharon Hill	Vice President/Head of	Vice President/Head of	Ms. Hill has served in various
	Equity Quantitative	Equity Quantitative	executive capacities within
	Research and Analytics	Research and Analytics	Delaware Investments
Christopher M.	Vice President/Portfolio	Vice President/Portfolio	Mr. Holland has served in
Holland	Manager	Manager	various executive capacities
within Delaware Investments
Chungwei Hsia[26]	Vice President/ Senior	Vice President/ Senior	Mr. Hsia has served in various
	Research Analyst	Research Analyst	executive capacities within
Delaware Investments
Michael E. Hughes	Vice President/Senior	Vice President/Senior	Mr. Hughes has served in
	Equity Analyst	Equity Analyst	various executive capacities
within Delaware Investments
Jordan L. Irving	Vice President/Senior	Vice President/Senior	Mr. Irving has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments
Cynthia Isom	Vice President/Senior	Vice President/Portfolio	Ms. Isom has served in various
	Portfolio Manager	Manager	executive capacities within
Delaware Investments
Kenneth R. Jackson	Vice	Vice President/Equity	Mr. Jackson has served in
	President/Quantitative	Trader	various executive capacities
	Analyst		within Delaware Investments
Stephen M.	Vice	Vice President/Structured	Mr. Juszczyszyn has served in
Juszczyszyn[27]	President/Structured	Products Analyst/Trader	various executive capacities
	Products Analyst/Trader		within Delaware Investments
Audrey E. Kohart	Vice President -	Vice President - Financial	Ms. Kohart has served in
	Financial Planning and	Planning and Reporting	various executive capacities
	Reporting		within Delaware Investments
Anu B. Kothari[28]	Vice President/ Equity	Vice President/ Equity	Ms. Kothari has served in
	Analyst	Analyst	various executive capacities
within Delaware Investments
Roseanne L. Kropp	Vice President/ Senior	Vice President/Senior Fund	Ms. Kropp has served in various
	Fund Analyst II - High	Analyst – High Grade	executive capacities within
	Grade		Delaware Investments

10

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Nikhil G. Lalvani	Vice President/Senior	Vice President/Portfolio	Mr. Lalvani has served in
	Equity Analyst/Portfolio	Manager	various executive capacities
	Manager		within Delaware Investments
Steven T. Lampe	Vice President/Portfolio	Vice President/Portfolio	Mr. Lampe has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Brian R. Lauzon[29]	Vice President/ Chief	Vice President/ Chief	Mr. Lauzon has served in
	Operating Officer,	Operating Officer, Equity	various executive capacities
	Equity Investments	Investments	with Delaware Investments
Anthony A.	Vice President/Senior	Vice President/Senior	Mr. Lombardi has served in
Lombardi	Portfolio Manager	Portfolio Manager	various executive capacities
within Delaware Investments
Francis P. Magee	Vice President/Portfolio	Vice President/Portfolio	Mr. Magee has served in
	Analyst	Analyst	various executive capacities
within Delaware Investments
John P. McCarthy[30]	Vice President/Senior	Vice President/Senior	Mr. McCarthy has served in
	Research Analyst/Trader	Research Analyst/Trader	various executive capacities
within Delaware Investments
Brian McDonnell[31]	Vice	Vice President/Structured	Mr. McDonnell has served in
	President/Structured	Products Analyst/Trader	various executive capacities
	Products Analyst/Trader		within Delaware Investments
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio	Mr. Morris has served in
	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Victor Mostrowski[32]	Vice President/ Senior	Vice President/ Senior	Mr. Mostrowski has served in
	Portfolio Manager	Portfolio Manager	various executive capacities
within Delaware Investments
Terrance M.	Vice President/ Fixed	Vice President/ Fixed	Mr. O’Brien has served in
O’Brien[33]	Income Reporting	Income Reporting Analyst	various executive capacities
	Analyst		with Delaware Investments
Donald G. Padilla	Vice President/Portfolio	Vice President/Portfolio	Mr. Padilla has served in
	Manager/Senior Equity	Manager/Senior Equity	various executive capacities
	Analyst	Analyst	within Delaware Investments
Daniel J. Prislin[34]	Vice President/Senior	Vice President/Senior	Mr. Prislin has served in various
	Portfolio	Portfolio Manager/Equity	executive capacities within
	Manager/Equity Analyst	Analyst	Delaware Investments
Gretchen Regan	Vice	Vice President/Quantitative	Ms. Regan has served in various
	President/Quantitative	Analyst	executive capacities within
	Analyst		Delaware Investments
Carl Rice	Vice President/Senior	Vice President/Senior	Mr. Rice has served in various
	Investment Specialist,	Investment Specialist,	executive capacities within
	Large Cap Value Focus	Large Cap Value Focus	Delaware Investments
	Equity	Equity
Joseph T. Rogina	Vice President/Equity	Vice President/Equity	Mr. Rogina has served in
	Trader	Trader	various executive capacities
within Delaware Investments
Debbie A. Sabo[35]	Vice President/Equity	Vice President/Equity	Ms. Sabo has served in various
	Trader – Focus Growth	Trader – Focus Growth	executive capacities within
	Equity	Equity	Delaware Investments
Kevin C. Schildt	Vice President/Senior	Vice President/Senior	Mr. Schildt has served in
	Municipal Credit Analyst	Municipal Credit Analyst	various executive capacities
within Delaware Investments

11

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Bruce Schoenfeld[36]	Vice President/Equity	Vice President/Equity	Mr. Schoenfeld has served in
	Analyst	Analyst	various executive capacities
within Delaware Investments
Richard D. Seidel	Vice President/Assistant	None	Mr. Seidel has served in various
	Controller/Assistant		executive capacities within
	Treasurer		Delaware Investments

Vice President/Assistant
Controller/Assistant Treasurer -
Lincoln National Investment
Companies, Inc.
Nancy E. Smith	Vice President —	Vice President —	Ms. Smith has served in various
	Investment Accounting	Investment Accounting	executive capacities within
Delaware Investments
Brenda L. Sprigman	Vice President/Business	Vice President/Business	Ms. Sprigman has served in
	Manager – Fixed Income	Manager – Fixed Income	various executive capacities
within Delaware Investments
Michael T. Taggart	Vice President –	None	Mr. Taggart has served in
	Facilities &		various executive capacities
	Administrative Services		within Delaware Investments
Junee Tan-Torres[37]	Vice President/	Vice President/ Structured	Mr. Tan-Torress has served in
	Structured Solutions	Solutions	various executive capacities
within Delaware Investments
Risé Taylor	Vice President/Strategic	None	Ms. Taylor has served in
	Investment Relationships		various executive capacities
within Delaware Investments
Rudy D. Torrijos, III	Vice President/ Portfolio	Vice President/ Portfolio	Mr. Torrijos has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Michael Tung[38]	Vice President/ Portfolio	Vice President/ Portfolio	Mr. Tung has served in various
	Manager	Manager	executive capacities within
Delaware Investments

Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior	Mr. Vogel has served in various
	Portfolio Manager	Portfolio Manager	executive capacities within
Delaware Investments
Lori P. Wachs	Vice President/Portfolio	Vice President/Portfolio	Ms. Wachs has served in
	Manager	Manager	various executive capacities
within Delaware Investments
Jeffrey S. Wang[39]	Vice President/ Equity	Vice President/ Equity	Mr. Wang has served in various
	Analyst	Analyst	executive capacities within
Delaware Investments
Michael G.	Vice President/ Senior	Vice President/ Senior	Mr. Wildstein has served in
Wildstein[40]	Research Analyst	Research Analyst	various executive capacities
within Delaware Investments
Kathryn R. Williams	Vice President/Associate	Vice President/Associate	Ms. Williams has served in
	General	General Counsel/Assistant	various executive capacities
	Counsel/Assistant	Secretary	within Delaware Investments
Secretary
Vice President/Associate
General Counsel/Assistant
Secretary – Lincoln National
Investment Companies, Inc.

12

Name and Principal	Positions and Offices	Positions and Offices with	Other Positions and Offices
Business Address	with Manager	Registrant	Held
Nashira Wynn	Vice President/Senior	Vice President/Portfolio	Ms. Wynn has served in various
	Equity Analyst/Portfolio	Manager	executive capacities within
	Manager		Delaware Investments
Guojia Zhang[41]	Vice President/Equity	Vice President/Equity	Mr. Zhang has served in various
	Analyst	Analyst	executive capacities within
Delaware Investments
Douglas R. Zinser[42]	Vice President/Credit	Vice President/Credit	Mr. Zinser has served in various
	Research Analyst	Research Analyst	executive capacities within
Delaware Investments

1. Managing Director/Global Head of Equity (2004-2007) and Director/Portfolio Strategist (1996-2004), SEI Investments.
2. Managing Director/Senior Portfolio Manager, Evergreen Investment Management Company, 1995.
3. Vice President, Mesirow Financial, 1993-2004.
4. Senior Portfolio Manager, Chartwell Investment Partners, 2003-2007; Chief Investment Officer, Turner Investments, 2002-2003.
5. Portfolio Manager/Analyst, T. Rowe Price, 1996-2007.
6. Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005
7. Senior Portfolio Manager, Chartwell Investment Partners, 1999-2006.
8. Research Analyst, Gartmore Global Investments, 2004-2007; Vice President - Private Client Researcher, Deutsche Bank Alex. Brown, 2000-2004.
9. Client Service Officer, Thomas Weisel Partners, 2002-2005.
10. Senior Research Associate, Thomas Weisel Partners, 2002-2005.
11. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
12. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
13. Director – Institutional Equity Sales, Merrill Lynch, 2003-2006
14. Quantitative Analyst, J.P. Morgan Securities, 1998-2004.
15. Senior Fixed Income Analyst, Chartwell Investment Partners, 2003-2007; Senior Fixed Income Analyst, Stein, Roe & Farnham, 2000-2003.
16. Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
17. Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.

18. Finance Professor, University of Massachusetts, 1987-2006; Co-founder, Arborway Capital, 2005; Senior Investment Professional, Thomas Weisel Partners, 2002-2005; Senior Investment Professional, ValueQuest, 1987-2002.

19. Vice President, Lehman Brothers, 2002-2008.
20. Executive Director, Morgan Stanley Investment Manager, Miller, Anderson and Sherrerd, 1998-2007.
21. Vice President/Senior Quantitative Analyst, State Street Global Markets LLC, 2005-2007; Quantitative Strategist, Morgan Stanley, 2004-2005; Investment Banker, Commerzbank Securities, 2000-2004.
22. Portfolio Manager, Thomas Weisel Partners, 2002-2005.
23. Vice President, Lehman Brothers Holdings, 2003-2007.
24. Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
25. Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells CapitalManagement, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
26. Senior Analyst, Oppenheimerfunds, 2006-2007; Senior Analyst, Merrill Lynch Investment Managers, 2005-2006; Analyst, Federated Investors, 2001-2005.
27. Director of Fixed Income Trading, Sovereign Bank Capital Markets, 2001-2007.
28. Equity Research Analyst, State Street Global Advisors, 2002-2008.
29. Director of Marketing, Merganser Capital Management, 2001-2007.
30. Senior High Yield Trader, Chartwell Investment Partners, 2002-2007.
31. Managing Director – Fixed Income Trading, Sovereign Securities, 2001-2007.

13

32. Senior Portfolio Manager, HSBC Halbis Partners (USA), 2006-2007; Global Fixed Income Portfolio Manager, State of New Jersey, Department of Treasury, Division of Investment, 1999-2006.
33. Senior Software Developer/Technical Lead, Advisorport/PFPC, 2000-2005.
34. Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
35. Head Trader, McMorgan & Company, 2003-2005.
36. Vice President/Senior Emerging Markets Analyst, Artha Capital Management, 2005-2006; Director/Portfolio Manager, CDP Capital, 2002-2005.

37. Director of Pension Analytics, Merrill Lynch, 2006-2008; Managing Director, Pension, Investment and Insurance Resource, LLC, 2006; Investment Director, Watson Wyatt Investment Consulting, 2003-2006.

38. Vice President, Galleon Group, 2005-2006; Analyst, Hambrecht & Quist Capital Management, 2003-2005; Junior Analyst, Durus Capital Management, 2003; Anesthesiologist, Beth Israel Deaconess Medical Center, Harvard Medical School, 2002-2003.

39. Investment Manager, Pictet Asset Management Limited, 2004-2007; Summer Intern, Ritchie Capital Management, LLC, 2003; Senior Investment Associate, Putnam Investments, 1999-2002.
40. Portfolio Manager, Merrill Lynch Investment Managers, 2001-2007.
41. Equity Analyst, Evergreen Investment Management Company, 2004-2006.
42. Vice President, Assurant, 2006-2007; Assistant Vice President - Senior Research Analyst, Delaware Investments, 2002-2006.

Item 27.	Principal Underwriters.

	(a)(1)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

	(a)(2)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital	Limited Partner	None
Management
Delaware Investment Advisers	Limited Partner	None
Theodore K. Smith	President	None
Philip N. Russo	Executive Vice President	None
Douglas L. Anderson	Senior Vice President	None
Jeffrey M. Kellogg	Senior Vice President	None
Brian L. Murray, Jr.	Senior Vice President	Senior Vice President/Chief
Compliance Officer
David P. O’Connor	Senior Vice President General	Senior Vice President/Strategic
	Counsel	Investment Relationships and
Initiatives/General Counsel
Richard Salus	Senior Vice	Senior Vice President/Chief
	President/Controller/Treasurer/Financial	Financial Officer
Operations Principal
Trevor M. Blum	Vice President	None
Mary Ellen M. Carrozza	Vice President	None
Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary
David F. Connor	Vice President/Secretary	Vice President/Deputy General
Counsel/Secretary
Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Assistant Secretary
Daniel V. Geatens	Vice President	Vice President

14

Name and Principal	Positions and Offices with	Positions and Offices with
Business Address	Underwriter	Registrant
Edward M. Grant	Vice President	None
Audrey Kohart	Vice President	Vice President - Financial Planning
and Reporting
Marlene D. Petter	Vice President	None
Richard D. Seidel	Vice President/Assistant	None
Controller/Assistant Treasurer
Michael T. Taggart	Vice President	None
Molly Thompson	Vice President	None
Kathryn R. Williams	Vice President/ Assistant Secretary	Vice President/Associate General
Counsel/Assistant Secretary

(b)(1)	Lincoln Financial Distributors, Inc. (“LFD”) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b)(2)	Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 130 North Radnor-Chester Road, Radnor, PA 19087.

Name and Principal Business		Positions and Offices with
Address	Positions and Office with LFD	Registrant
(Vacant)	President and Chief Executive Officer	None
David M. Kittredge	Senior Vice President	None
Nancy Briguglio	Vice President	None
Patrick J. Caulfield	Vice President;Chief Compliance	None
Officer
Randal J. Freitag	Vice President;Treasurer	None
Deana M. Friedt	Vice President	None
Amy W. Hester	Vice President	None
Daniel P. Hickey[1]	Vice President	None
Karina Istvan	Vice President	None
Sharon G. Marnien	Vice President	None
Thomas F. Murray	Vice President	None
James Ryan	Vice President	None
Keith J. Ryan	Vice President and Chief Financial	None
Officer
Joel Schwartz	Vice President	None
Marjorie Snelling	Vice President	None

[1] 350 Church Street, Hartford, CT 06103

(c) Not applicable.

Item 28.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at 2005 Market Street, Philadelphia, PA 19103-7094 and 430 W. 7th Street, Kansas City, MO 64105.

Item 29.	Management Services. None.

Item 30.	Undertakings. Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of February, 2009.

DELAWARE GROUP EQUITY FUNDS I

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	February 27, 2009
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	February 27, 2009
Thomas L. Bennett

John A. Fry	*	Trustee	February 27, 2009
John A. Fry

Anthony D. Knerr	*	Trustee	February 27, 2009
Anthony D. Knerr

Lucinda S. Landreth	*	Trustee	February 27, 2009
Lucinda S. Landreth

Ann R. Leven	*	Trustee	February 27, 2009
Ann R. Leven

Thomas F. Madison	*	Trustee	February 27, 2009
Thomas F. Madison

Janet L. Yeomans	*	Trustee	February 27, 2009
Janet L. Yeomans

J. Richard Zecher	*	Trustee	February 27, 2009
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	February 27, 2009
Richard Salus		(Principal Financial Officer)

*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact
for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

16

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS

TO

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

17

INDEX TO EXHIBITS
(Delaware Group® Equity Funds I N-1A)

Exhibit No.	Exhibit
EX-99.d.1.i	Executed Amendment (January 30, 2008) to Exhibit A to the Investment Management Agreement

EX-99.d.1.ii	Executed Investment Advisory Expense Limitation Letter (July 2008) between Delaware Management Company (a series of Delaware Management Business Trust) and Registrant

EX-99.e.1.i	Executed Distribution Agreement (January 30, 2008) between Delaware Distributors, L.P. and the Registrant

EX-99.e.1.ii	Executed Distribution Expense Limitation Letter (February 2009) between Delaware Distributors, L.P. and Registrant

EX-99.g.1	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant

EX-99.h.1.ii	Executed Schedule B (June 1, 2008) to the Shareholder Services Agreement

EX-99.j	Consent of Independent Registered Public Accounting Firm (February 2009)

EX-99.m.1	Plan under Rule 12b-1 for Class A (January 30, 2008)

EX-99.m.2	Plan under Rule 12b-1 for Class B (January 30, 2008)

EX-99.m.3	Plan under Rule 12b-1 for Class C (January 30, 2008)

EX-99.m.4	Plan under Rule 12b-1 for Class R (January 30, 2008)

EX-99.n.1	Plan under Rule 18f-3 (August 31, 2006)

EX-99.n.1.i	Appendix A (November 19, 2008) to Plan under Rule 18f-3

EX-99.p.1	Code of Ethics for the Delaware Investments Family of Funds (August 2008)

EX-99.p.2	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (August 2008)

18